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                                [GRAPHIC OMITTED]
                                  CONTINENT ART

                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                                     ANNUAL
                                 March 31, 2002
                          ----------------------------

                               [GRAPHIC OMITTED]
                               NORTH AMERICA ART

                                 TWEEDY, BROWNE
                               AMERICAN VALUE FUND

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

                            TWEEDY, BROWNE FUND INC.

Investment Adviser's Report ............................................   1
   Appendix A- Portfolio Characteristics ...............................  20
Tweedy, Browne Global Value Fund:
   Portfolio Highlights ................................................  22
   Perspective on Assessing Investment Results .........................  23
   Portfolio of Investments ............................................  25
   Schedule of Forward Exchange Contracts ..............................  33
   Statement of Assets and Liabilities .................................  38
   Statement of Operations .............................................  39
   Statements of Changes in Net Assets .................................  40
   Financial Highlights ................................................  41
   Notes to Financial Statements .......................................  42
       Investment in the Fund by the Investment Adviser
            and Related Parties ........................................  46
   Report of Ernst & Young LLP Independent Auditors ....................  49
   Other Information ...................................................  50
Tweedy, Browne American Value Fund:
   Portfolio Highlights ................................................  53
   Perspective on Assessing Investment Results .........................  54
   Portfolio of Investments ............................................  56
   Schedule of Forward Exchange Contracts ..............................  61
   Statement of Assets and Liabilities .................................  62
   Statement of Operations .............................................  63
   Statements of Changes in Net Assets .................................  64
   Financial Highlights ................................................  65
   Notes to Financial Statements .......................................  66
       Investment in the Fund by the Investment Adviser
            and Related Parties ........................................  70
   Report of Ernst & Young LLP Independent Auditors ....................  73
   Other Information ...................................................  74

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     This report is for the information of the  shareholders  of Tweedy,  Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

TWEEDY, BROWNE FUND INC.

 INVESTMENT ADVISER'S REPORT

                           NEW MANAGERS PHOTO TO COME





To Our Shareholders:

      We are pleased to present the annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 2002. Investment results* for both Funds for various time periods ending March 31, 2002 are presented in the tables below:



--------------------------------------------------------------------------------
                   TWEEDY, BROWNE
                    GLOBAL VALUE                   MSCI EAFE(1)
                        FUND                   US $           HEDGED
--------------------------------------------------------------------------------
6 Months               13.84%                  7.52%           12.22%
--------------------------------------------------------------------------------
1 Year                  4.22                  (8.50)           (7.71)
--------------------------------------------------------------------------------
3 Years                10.07                  (5.32)            1.27
--------------------------------------------------------------------------------
5 Years                12.83                   1.32             6.96
--------------------------------------------------------------------------------
Since
Inception(3)           13.88                   4.00             8.23
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



--------------------------------------------------------------------------------
                           TWEEDY, BROWNE
                           AMERICAN VALUE                 S&P
                                FUND                     500(2)
--------------------------------------------------------------------------------
6 Months                        8.51%                   10.99%
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1 Year                          4.75                     0.24
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3 Years                         6.78                    (2.53)
--------------------------------------------------------------------------------
5 Years                        11.97                    10.18
--------------------------------------------------------------------------------
Since
Inception(3)                   14.17                    13.58
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* Past  performance is not a guarantee of future  results,  and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost. See page 18 for footnotes 1 through 5, which describe the indexes and inception dates of the Funds. Results are annualized for all periods except the 6 months period.


     In light of what has occurred in the past twelve months, world stock markets have shown amazing resilience. From a low point on September 21, 2001, the close of the first week of trading on US stock markets following the terrorist attacks on the World Trade Center and The Pentagon, most world stock market indices followed an almost linear ascent through the end of calendar year 2001. Moreover, the markets have had to cope with more than just the terrorist attacks. The collapse of Enron Corporation, the subsequent revelation of numerous instances of questionable accounting standards, and the specter, if not the reality, of recession could have each, individually, caused a bear market.

      The recession has apparently been one of the mildest in history. In March, at a private dinner that Chris Browne attended with Alan Greenspan, Chairman of the Federal Reserve Board, Mr. Greenspan commented that this was the mildest and briefest recession in his experience, and the only one he can remember when productivity actually increased. The irony of this recession is that the level of inventory liquidation for industrial corporations was relatively small and short-lived because technology has enabled the average company to keep better track of inventories and to better match production with sales. The amount of inventory liquidation that was required before recovery could begin was low for nearly every sector of the economy with one glaring exception, technology. Much of the technology sector was caught up in a rush of demand and hype that could not be sustained. Questionable sales practices, such as "stuffing the pipeline" at the end of each quarter to meet or exceed security analysts' projections, coupled with managements which had yet to weather a recession, led to one of the largest overcapacity problems ever experienced by any industrial sector.





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




      The recession in the technology sector has been significantly greater than in the overall economy, and continues. To quote Paul Miller, a founding partner of the investment management firm Miller, Anderson and Sherrard, from a letter he wrote to other investors on February 1, 2002, this recession

              ...has revealed an immense quantity of non-productive assets, which are being written off at a furious pace. In turn, this has exposed the overstatement of yesterday's earnings, particularly in technology, as we now realize the number of poor, overpriced acquisitions that were made and the speed with which tech inventories become obsolete.

Is it any wonder the prices of many tech companies imploded?

      The bursting of the tech bubble can be seen in the performance of subsets of the S&P 500 and the MSCI EAFE indexes. For the two years ended March 31, 2002, the S&P 500 Information Technology Index experienced a 40.41% ANNUALLY COMPOUNDED rate of decline, and the S&P 500 Telecommunications Services Index suffered a 33.32% ANNUALLY COMPOUNDED rate of decline. For the same period, the MSCI EAFE Information Technology Index and its sister Telecom Services Index saw, ANNUALLY COMPOUNDED rates of decline of 40.89% and 44.75%(4), respectively. This loss of market capitalization ran to the trillions of dollars and, in Alan Greenspan's view, should have had a significantly negative impact on the economy, as each dollar of market capitalization lost should result in a given percentage decline in consumer spending. This was not the case this time around.

      Why consumer spending was not significantly affected remains a mystery. Although we are in no way economists, we do have our own, albeit amateur, theory. We believe that most of the wealth that was lost in the collapse of the technology and telecommunications bubble in the eighteen months following March 2000, was created in the preceding eighteen months, and had never worked its way into the nation's spendable wealth. It was for the most part paper wealth. Most of the money taken in through IPOs of tech companies went to the companies themselves, many of whom "burned through" this money in pursuit of their business plans. The founders were, to a large extent, rich only on paper. Few of them got to spend more than a fraction of this newly found wealth before it disappeared. The whole trip was a three-year, one hump, roller coaster ride. Had the broad S&P 500 Index, or more established blue chip companies, experienced anything approaching the declines of the technology and telecommunications sectors, or the NASDAQ Composite Index, the economy would have been

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                                        3
severely affected. Although many investors, individual and institutional, did suffer significant losses, these were not in and of themselves great enough to have brought down the economy.

      The most recent bullet the stock market has so far dodged is the Enron scandal. We were asked by one of our shareholders if we would address this topic in our annual report. Our first reaction was to sidestep the issue for fear of appearing self-righteous. However, as the story has unfolded, we believe the flaws in our nation's financial reporting system that have been exposed merit comment. In our view, the Enron situation is an example of greed and hubris gone out of control, and an example to many that the stock market is not a level playing field. As Barton Biggs of Morgan Stanley wrote on April 1, 2002,

              Essentially, the investing public has always known that the stock market was volatile, but people deeply believed, as an article of faith, in the integrity of the system and the markets. Sure, it may at times have seemed like a casino, but at least it was an honest casino. Now, many are questioning that basic assumption. Are they players in a loser's game?

      Enron is not the first company to have been investigated for charges of fraudulent accounting practices, where company executives, as opposed to a lone miscreant, have conspired to present less than accurate financial statements. In our own investment careers, we can recall numerous cases of falsified financial statements bringing companies down. Fortunately, these are still the exception, although the pattern is often the same. What many of these situations have in common is that the companies were usually high fliers. They had extraordinary earnings growth rates immediately prior to their collapse, and Wall Street analysts were blindly in love with them. The hype that surrounded these companies was not dissimilar from the hype that surrounded the tech and telecom bubble, and there were many willing participants. As Paul Miller, in his February 1, 2002 letter, wrote on the effect of the Enron scandal and the tech bubble:

              The investment bankers will also be affected in a major way. They should be collectively ashamed of the many dubious IPOs sold to a gullible public during the past few years. They should be ashamed of the shallow and shabby work of their analysts. They should be ashamed of their tolerance of conflicts of interest within their walls. If there were voices of statesmanship heard from Wall Street's sell side during this period, I did not hear them.



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                                        4

      The extent of the complicity in the Enron scandal is still coming to light, and although we should feel sympathy for all the blameless employees, one should recall that a large number of them filled a fake trading room pretending to be trading all sorts of commodities for the sole purpose of impressing a group of visiting security analysts. The number of Enron employees who were aware of and participated in this scam appears to have extended beyond a few executives at the top.

      The extent of this complicity is more troubling than when only a few top executives conspire to hype their company to the public and reap outsized returns on their stock options. We have in recent years experienced an era of greed where playing fast and loose was OK if you ended up with a bundle. Perhaps the Enron executives were all singing the theme song from the Jeffersons, a sit-com from the 70s, which concludes with the phrase, "We finally got a piece of the pie!" At least in George and Weezie's case, they got their piece honestly.

      In our opinion, there is a distinction between what is legal and what is ethical. We have observed and suffered through transactions that we believed were detrimental to the shareholder public at large for the benefit of one or a few controlling shareholders. Despite the blatantly obvious selfish nature of such transactions, an "expert" was and can always be found to opine on their fairness. Taking legal action is mostly an exercise in futility. Instead, we have composed a short list of "bad guys" with whom we will no longer invest. They have generally been able to enrich themselves while providing little to their shareholders and often at their shareholders' expense. "Lie down with dogs, wake up with fleas." (We happen to like dogs and take exception to this quote for that reason, but we believe it illustrates our point.) We even half-jokingly thought of forming a Financial Hall of Shame with an annual awards dinner. The legal liability was too great, so we decided to keep our list to ourselves.

      Ethics courses are now taught at many leading business schools. Never having taken one, we cannot speak to the curriculum. However, we always thought there was a much simpler approach to business ethics, a variation on the golden rule. If someone pulled this scam on your mother, would you be mad? If the answer is yes, don't do it. Another friend offered the following test. If you knew that what you were about to do would appear on the front page of THE NEW YORK TIMES, would you still do it? We also happen to think it is not in our best, long-term interests to pull a fast one on our clients. As one of our founders, Howard Browne, used to say, "Your clients will forgive your stupidity. They will not forgive your dishonesty." We think most people know that it is not in their long-term best interests to cheat their clients.




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                                        5

      However, unethical behavior has been around for a long time. Occasionally, there are periods of excess and reforms are instituted. We think we may now be at just such an inflection point. The financial press is full of stories about questionable accounting practices and greedy CEOs. In the February 23, 2002 issue of THE ECONOMIST, it was reported that companies in the NASDAQ 100 reported to the Securities and Exchange Commission combined losses for the first three quarters of 2001 of nearly $82 billion, while at the same time promoting profits of $20 billion to their stockholders. This discrepancy arises from the practice of using generally accepted accounting principles when reporting to the regulators, while using significantly more favorable New Age "pro-forma" accounting when speaking to their shareholders. While this practice may be legal, one has to wonder if it is ethical. We think it is a bit like painting a wall in your house to cover mold and dry rot in order to fool a potential buyer.

      At long last, investors are beginning to fight back. In a much publicized announcement, Bill Gross, one of the most successful fixed income money managers in the world who oversees $350 billion for Pacific Investment Management Company, stated his firm would stop purchasing commercial paper issued by General Electric "for the foreseeable future." His concerns revolve around the degree of leverage employed by the company and the level of financial disclosure. Investors are also beginning to question the level of executive compensation that in many cases is out of hand. It is not uncommon to see compensation packages of $50, $100 or even $150 million in a given year. In its latest fiscal year ended June 30, 2001, Cisco Systems paid its CEO, John T. Chambers, $154 million according to THE NEW YORK TIMES. In the same year, the company swung from a profit of $2.6 billion in fiscal 2000 to a loss of $1 billion in fiscal 2001, and stockholders saw the share price decline 71% from $63.56 to $18.20. We wonder if Mr. Chambers would have worked any less or quit in a fit of pique if he had been paid only $75 million. We also wonder what the board of directors of Cisco was thinking when they awarded Mr. Chambers this fortune in compensation.

      While new regulations will be promulgated to restore integrity to the system, and the accounting profession will take steps to increase its independence and credibility, a deeper change in corporate culture may be needed to fully restore investor confidence. As investors, we need to question financial statements more carefully, and try to avoid what in hindsight usually appear to have been obvious misrepresentations. Despite all the recent publicity, we believe egregious behavior is the exception, not the norm. Many companies report their results in a clear, understandable manner, and pursue business strategies that work in the long-term interests of their shareholders. The worst offenders are usually companies that have


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                                        6
attracted a strong following on Wall Street and whose share price and the value of management options have been soaring. As analysts and money managers, our job is to avoid these pitfalls.

      Outside the US, the problem is less pervasive. Europe has traditionally employed only one set of books when reporting financial results. Options have either not been a part of executive compensation or a relatively small part as compared to the US. The pressure to beat earnings expectations on a quarterly basis in order to support an inflated price/earnings ratio has also been far less. When we began investing outside the US in the mid 1980s, we were often confounded by the level and type of financial disclosure. However, the purpose of any lack of disclosure was not to mislead shareholders into thinking results were better than reality, but to understate performance so as to manage shareholder expectations. Research was mostly a treasure hunt, not a minefield. Moreover, the cult of celebrity did not extend to corporate executives.
Europeans and Japanese do not seem to have the goal of making the Forbes 400 list by raiding the corporate treasury.

      While criticizing the sometimes short-sighted approach of corporate managements, we do not mean to give a free pass to our peers in the investment business. It may be that managements are simply reacting to shareholders who have shown even less interest in long-term performance. Much of Wall Street research focuses on earnings estimates two and three years out into the future. Investing has traditionally been thought to be a process whereby stock prices discount the future value of cash flow streams. In a recent research piece from Morgan Stanley, RENT-A STOCK NATION--CONFUSING PRICE & VALUE, authors Steve Galbraith and Mary Viviano present some startling statistics about investors in growth stocks, primarily in the technology and telecommunications sectors, those stocks often subject to hype and promotion. Despite forward looking earnings projections of two or three years, they maintain that "... few, if any, investors are genuinely looking several years out in making their investment decisions." They found that many tech companies now have average holding periods for their share float of about one month and annualized volatility of 100%. Whether volatility causes the turnover, or vice versa, is a classic chicken and egg question.

      Much of this trading and volatility is blamed on the individual investor who is portrayed as viewing the stock market as a casino. By implication, the professional money manager is seen as a rational, thoughtful, long-term steward of the assets entrusted to his or her care. Individual investors are constantly advised to invest in sound mutual funds for the long term, and to ignore short-term performance. However, we think that professional money managers should be encouraged to practice a bit more of what they preach.


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                                        7

In a recent profile of a mid-cap growth fund in the Sunday edition of THE NEW YORK TIMES, the 37 year-old portfolio manager is pictured without a tie in "smart casual" attire, arms folded in a show of strength, hair gelled, with a determined look on his face as he stares straight into the camera. (His look is a far cry from the rumpled look of a man nearly twice his age yet still viable as an investor, Warren Buffett.) Our subject's fund has turned in a performance ahead of its category, but results have been fairly volatile. In 1999, it gained 125.5%, but was down 8% in 2000 and 28.4% in 2001. The fund generally holds between 100 and 130 stocks at any given time. However, in the most recent 12 months, the portfolio turnover rate was 307%. Unless he is trading in and out of the same stocks, he might need between 300 and 390 new stocks every year. Earnings estimates looking out 2 or 3 years would be of little use to his management style because those stocks whose earnings he is estimating today will not be in the portfolio when the estimates are met or not met.

      There is little or no evidence to suggest that high turnover rates enhance returns. For a taxpaying investor, the result is even worse. A turnover rate of 307% implies that gains are all short-term gains, which are taxed at the maximum federal income tax rate that can be as high as 39%. Add state taxes for those of us in high tax states, and the result just gets worse. While an investor should not simply pursue a buy and never sell strategy, an "investment" should carry the expectation that it will at least be viable long enough to produce a long-term capital gain. In our opinion, the rest is just speculation. If managers were required to keep turnover rates around 20% per annum as opposed to the 100% turnover rate, which is near or below average for the typical equity mutual fund, the approach to investing for a major portion of our industry would change dramatically. Portfolio managers would have to think about what they are buying because they will be stuck with it for some time. It is not unlike a comparison between dating and marriage. Making or accepting a date does not require much commitment. Marriage does. Portfolio managers should stop dating stocks and start marrying them.

      However, as we have said in previous letters, the psychology of the investment business works against long-term investing. Activity is perceived as good. It is a sign that the portfolio manager is awake, and aware of current economic trends and events and their influence on stock prices. The successful portfolio manager is then perceived to have taken decisive action in light of new information for the benefit of his or her investors. The problem is that most economic events have a short-term influence on stock prices. Long term, their effect is not nearly as important. Focusing on short-term factors detracts from long-term thinking.




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                                        8

      The investing public is not immune to this thinking, although our experience and, we believe that of other managers who have low relative portfolio turnover rates, has been that of a more stable shareholder base. A recent study by Dalbar, a Boston research firm, discussed by Barton Biggs of Morgan Stanley, reported that between 1984 and 2000, while the S&P 500 was compounding at 16.3% per annum, the average US equity mutual fund investor achieved an annual return of only 5.23%. Part of this difference can be explained by the fact that the average equity mutual fund underperformed the S&P 500 by 175 basis points over the same period. However, that only accounts for a small part of the difference. A $100,000 investment in the S&P 500 would have grown to $1,301,000 by 2000.(5) Instead, the average investor's $100,000 only grew to $241,000. As Biggs goes on to report,

              Dalbar thinks that these abysmal results are caused by too much switching and that the right strategy is to be a buy-and-hold investor. I think that's right. Mutual fund investors flock like lemmings into hot funds and fad sectors that are in the process of peaking. As tech was climaxing in the second quarter of 2000, 85% of all net fund inflows in one of the biggest quarters in history were into tech concentrated funds.

Money tends to flow to the asset class that has performed best most recently, often with disappointing results.

     Where to invest today has become a popular topic and for many investors there is no easy answer. The recovery of stock prices in the last quarter of 2001 came as a surprise to most investors and money managers, including us. Many believe it has been a case of too much, too soon. Even at the September 21st low point, stocks as measured by the popular indices were not a screaming bargain, and they are less cheap today. Moreover, it has become increasingly difficult to define a "blue chip" stock. In another era, blue chips were companies with strong balance sheets, predictable earnings and steady and increasing dividends. Also in another era, companies like AT&T and Lucent would have been considered blue chips. That may no longer be the case. In the past two years, the market price of AT&T has fallen more than 70% and its current dividend yield is slightly more than 1%. In yet another brilliant analysis of the stock market, Warren Buffett wrote an essay, WARREN BUFFETT ON THE STOCK MARKET, which appeared in the December 10, 2001 issue of FORTUNE MAGAZINE. While we highly recommend that you read the article in its entirety, we will take the liberty of citing a few points. While the growth of the US economy, as measured by Gross National Product, has been fairly consistent within a relatively narrow band, the value that investors have been willing to place on the economy, as measured by the total value of


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                                        9

US stocks, has fluctuated much more widely. For several long periods over the last century, the value of stocks has stagnated or even declined despite the fact that GNP and total corporate profits have increased at the same time. Conversely, the total value of stocks has soared in other periods when GNP growth has been equal to or less than its long-term growth rate. Warren Buffett cites two principal reasons for long-term secular bull markets and bear markets: interest rates and investor sentiment.

      The value of every financial asset is linked to interest rates. This is most obvious with bonds, which rise and fall depending on interest rate levels. It is also true of your house and stocks. People invest because they expect to receive more money back at some point in the future. The expected or required rate of return on those investments is linked to the relatively risk free rate of return one can expect from high grade, long-term bonds. If triple-A corporate bonds yield 7%, there is no reason to buy stocks unless your expectation is to receive a return greater than 7%. If corporate bond yields move up or down, so does your required rate of return from financial assets like stocks. The return on bonds is relatively easy to predict. The issuing corporation mails you an interest check semi-annually and then returns your principal at the maturity date of the bond. Stock returns are more difficult to predict, which is why you employ money managers to make those estimates.

      The other and perhaps more significant factor that drives stock prices is investor sentiment -- greed and fear -- that, from time to time and for long periods of time, can drive stock prices to the extremes of overvaluation and undervaluation. It is here that the rational A PRIORI of whether to own stocks gets tossed to the wind, and investors make a judgment about future returns based on recent past experiences. This easily explains the mania for dot com stocks in 1999. Although investors had no fundamental standards by which to judge the value of Internet stocks, it did not matter. The recent prior experience was that these stocks went up, most often dramatically, no matter what. The same was true for railroad stocks in the 19th Century, and electric utilities, autos, and telephone company stocks in the first part of the 20th Century. The same theme plays out in reverse when stocks perform poorly. As Warren Buffett wrote, "The public's monumental hangover from its stock binge of the 1920s lasted...through 1948." This was true in spite of the fact that the value of stocks, as measured by earnings, dividends and book value, was far greater in the 1940s than it had been in the 1920s. The same could be said of the 1970s following the crash of the "nifty-fifty" group of growth stocks.




================================================================================

      As Warren Buffett points out, stocks are the one thing that people do not want more of when they are cheap, and cannot get enough of when they are expensive. In his case, he likes hamburgers. When they are cheap, he cheers. When they are expensive, he weeps. When stores have sales, we rush to the mall. When interest rates drop, we take out bigger mortgages. However, when stocks are cheap, investors may well have had a recent bad experience owning them. They probably got cheap because their prices fell, which left a bad taste in investors' mouths. Investors assume that stocks will continue to lose money and, therefore, are disinclined to own them. And as Buffett points out, this herd mentality is not confined to the public at large. It afflicts institutional investors and money managers as well, and is the cause of long-term secular bull markets like the one we experienced in the 1990s and bear markets like the 1930s and 1970s.

      The obvious question is "What can investors expect going forward?" Buffett estimates that the total return from stocks over the next decade will be 7% annualized, a far cry from the heady days of the 1990s, but still not too bad if inflation remains around the 2% level. He makes this estimate by comparing the value of all stocks to GNP. At the peak in 1929, the value of stocks stood at 109% of GNP. Following the '29 crash, the total value of stocks was less than GNP until the late 1990s. A new peak was reached in March of 2000 when stock values were 190% of GNP. Since then, stock values have come down considerably but were still historically high at 133% of GNP as of the time Buffett wrote his essay in December 2001. In his view, if the economy grows at a rate between 3% and 5%, it is impossible for stocks to grow at a rate of 10% without reaching dangerously high levels. We cannot disagree with Warren Buffett's basic thesis, but suspect some increase in the relationship of stock values to GNP may be the result of a greater portion of GNP being represented by corporations that are publicly traded than may have been the case in the 1920s, and by the fact that many companies today are multi-national, global enterprises that derive revenues and profits from many countries around the world.

      In a similar vein, Professor Jeremy Siegel of the Wharton School of the University of Pennsylvania and author of STOCKS FOR THE LONG RUN, gave his assessment of the current level of the stock market before the World President's Organization Financial Seminar on November 19, 2001. Siegel said that the average price/earnings ratio for stocks from 1870 through the present has been 14.5X, and that in November 2001, it was approximately twice that level. However, he went on to say that the raw price/earnings ratio number does not tell the whole story. If the P/E ratio is high because of surging corporate earnings, stocks have not been a good buy, with forward five-year returns averaging 1.1% above inflation. If the P/E ratio is high


================================================================================
because earnings have collapsed, it has been a good time to buy, as five-year forward returns have averaged 6%+ above inflation. Obviously, the 1990s was not a period of collapsing earnings for stocks. The earnings of the S&P 500 increased from $15.97 in 1991 to $50.00 in 2000. The P/E ratio of the S&P 500 rose steadily in the 1990s and then surged in 1997 because the P/E ratio of the technology sector rose to a 70% premium to the Index. That surge also resulted in the technology sector comprising an unusually high 30% of the Index. After the collapse of the tech sector, the average P/E ratio of the S&P 500, excluding technology, is still at a 30% premium to the historic 14.5X ratio, or about 20X at the time of his speech in November 2001. However, Siegel believes the historic P/E ratio may no longer be valid, and that a higher average P/E ratio can be justified. First, he believes there is much less systemic, macro-economic risk today, as governments have learned how to manage recessions and avoid panics and banking crises. (That may come as a surprise to the people of Argentina.) Second, equity taxes have not been this low since 1941, and the current low inflation rate is like repealing part of the capital gains tax. Moreover, lower dividend payout ratios but more corporate stock buy-backs have given investors a choice of when to receive their share of corporate profits, presumably through stock price gains that are taxed at more favorable capital gains rates than dividend income, which is taxed at ordinary income rates. Lastly, transaction costs have declined substantially. In 1970, it cost on average 1.3% to buy or sell stock. Today the number is only 0.3%. (This may also help to explain the rise in "day trading.") For these reasons, Siegel believes the correct P/E ratio may now be in the low 20X rather than 14.5X.

      Both Buffett and Siegel are speaking in macro-stock terms, and their observations certainly apply to a broad market index like the S&P 500. While an S&P 500 Index fund may have been a great investment choice from 1979 through 1999 and a very tough bogey for most money managers, it has also gone from being highly undervalued to either fairly valued or overvalued depending on your point of view. If Buffett and Siegel are to be believed, investors in an index fund may want to reduce their expectations going forward if they are using a rear view mirror as their guide. However, statistics for an index like the S&P 500 are an average of many stocks, some of which are cheaper than others. We also point out that although it is called a "stock market," it is actually a market of stocks. All stocks are not valued equally, and within any stock market, there are always some bargains, more so on a global basis. While we do not wish to appear to be self-serving, it is at times like this that active management can provide true value to an investor.


================================================================================

      Our approach to finding stocks is two-pronged. First, we look for reasonably valued companies that we believe can compound their intrinsic value while we own them. If this sounds like growth stock investing, remember that Warren Buffett once said, "Value and growth are joined at the hip." Some value money managers pursue a "low price/earnings ratio" approach to value. However, low P/E is not always an indication of value. Boeing at 10X earnings may not be cheap even in a market with an average price/earnings ratio above 20. In a recent analysis we made, we calculated what the private market value of Boeing was in 1991, and compared it to its private market value in 1999. (We used 1999 as the final year in our analysis instead of 2000 because a significant acquisition in October of 2000 distorted the financial results for fiscal year 2000.) The valuation standard we used was the same in both years. We multiplied Boeing's operating income, earnings before interest and taxes (EBIT), by 10, added back cash and subtracted any interest bearing debt, to come up with a per share value. In 1991, Boeing had EBIT per share of $2.86, and net cash per share of $3.13. Using our formula, we calculated the per share value, $2.86 X 10 + $3.13 = $31.73. Eight years later, the EBIT per share was $3.54. Over the eight-year period, the company had spent its cash and had net debt of $3.76 per share. Using the same formula, the per share value became $3.54 X 10 -$3.76 = $31.64. If your family's net worth consisted of owning 100% of Boeing, it remained flat for those eight years despite the fact that you owned the premier company in its field. What is worse is that eight years of reinvested profits, which totaled $6.77 per share, produced no net increase in value. Boeing's earnings per share went from $2.28 in 1991 to $2.37 in 1999, which meant that $6.77 per share of reinvested profits only increased earnings by $0.09 per share over the eight years -- a paltry 1% return on the stockholders' reinvested profits. Boeing's poor long-run results are not unique. Competition and the related inability to reinvest profits at an above-average rate of return have caused many businesses in the US and throughout the world to have similar long-term results.

      By comparison, Johnson & Johnson's EBIT per share increased from $0.81 in 1991 to $2.13 in 1999, a compounded growth rate of 12.8%. Private market value increased at approximately the same rate, 13.5%. Similarly, Johnson & Johnson's earnings per share grew from $0.55 in 1991 to $1.49 in 1999, a 13.3% compounded rate of earnings growth as sales per share grew at a 9.8% rate. Over the eight-year period, reinvested profits of $5.18 per share generated a $0.94 increase in earnings per share, which is an 18% annual after-tax return on reinvested profits. Johnson & Johnson has clearly been a better business than Boeing, and looking forward, we think it should continue to be. We own a number of what we call "better businesses" that we purchased at reasonable prices. Our hope is that their intrinsic value will


================================================================================
continue to increase over time at a rate significantly greater than the 7% or 8% overall rise in stock prices that both Buffett and Siegel have predicted and which, combined with dividends, will provide an adequate rate of return on our investment. We call stocks that can compound their value while we are owners, "keepers."

      Our second approach is to buy stocks that are statistically cheap based on tangible book value or earnings yield but may not be strong compounders of their intrinsic value. However, these companies could be worth considerably more to a competitor than their stock price may suggest. We call these stocks "bobbers" because their stock price can range from highly undervalued to more fairly valued relative to the price a strategic buyer of the entire company might pay. We do not presume we will own the bobbers for long periods of time; only until their stock price reflects something closer to their intrinsic, private market value. We do hope we will own keepers for long periods of time with the expectation that their value will increase as the company grows.

      Both Funds' portfolios are a mix of keepers and bobbers. The keepers hopefully will allow us to keep (no pun intended) our portfolio turnover rate low as we tend to hold them for long periods of time. As we are seldom able to find enough keepers for the entire portfolio, the balance of our assets is invested in the bobbers. Sometimes bobbers can change and become keepers if the nature of the business improves. And sometimes keepers can become bobbers with negative implications for our investment results. As we like to say, not all stocks do what they are told. In the past year, we have had our share of disappointments, some for reasons we can understand, and others for reasons we cannot understand. We have seen Bristol Meyers Squibb and Schering Plough decline for reasons we can understand, while Novartis and Pharmacia also declined for no apparent reason. Perhaps our worst performing stock has been RCN Corporation. RCN provides one-stop shopping for telephone, cable TV and Internet connections at one competitive price versus buying these services from several providers. The business model seems reasonable to us, the company is well financed as compared to some of its competition, and the insiders are smart, proven moneymakers. However, the company is having problems executing its strategy, and that strategy is costing more than anticipated. Last year the stock price dropped 77%, and the stock is now trading around $1.50 per share after being as high as $67.00 per share only two years ago. At this point it will either be one of our biggest winners down the road, or a source of tax losses. However, as a percent of our portfolio, it is not significant. Such is the virtue of diversification.



================================================================================

      The portfolio of the Global Value Fund comprised 193 issues in 22 countries at fiscal year end. The portfolio of the American Value Fund was invested in 98 issues with 18.9% of assets invested outside the US. Comparisons of either the average or the median market capitalization of both Funds' portfolios to a market cap index is not easy as both portfolios are widely distributed over all market caps. In managing the Funds, we do not attempt to mimic any index, be it market cap or style. The primary determinant of our stock selection is issues we believe would be worth more in an acquisition than what we paid at the time of purchase. As "value managers," the connection between price paid and value received is our principal guide. Market cap is not relevant as we are willing to consider the value of any stock irrespective of market capitalization. These criteria result in a broad distribution of the portfolios of both Funds across the entire universe of stocks. Similarly, the industry standard of "value" does not apply to us in its strictest sense. Value indices tend to be weighted towards those stocks with lower average price-to-book value ratios and lower estimated earnings growth rates. This includes many large, slow growing, industrial companies. Many of our stocks would be considered "growth" stocks within strict investment industry parameters. What we will not do is buy a stock regardless of its price relative to its private market value simply because it is growing rapidly. Classic growth stock investing is not concerned with price PER SE. This approach implies buying the fastest growing companies irrespective of price. The companies' growth rates will more than compensate for the risk of over paying. We believe this is a trap that leads an investor into a portfolio like the "nifty-fifty" stocks of the 1970s, and the tech and telecom bubble of the 1990s. Ultimately, we have seen that price does matter.

      Our approach is broadly based rather than confined to some artificial definition of value or market cap. We do not believe in passing up a "bargain" simply because its market cap is too large or too small. We also do not believe in passing up a bargain because its price/earnings ratio is high relative to some index that includes stocks that should have a low price/earnings ratio. If a money manager's investment philosophy is sound, he or she should not be constrained from pursuing that philosophy across all market caps or industry sectors. The result may be a portfolio whose "raw" statistics are not as cheap as some of its peers. However, the difference between price and value may be greater. The valuation characteristics of our portfolios will be cheaper than those of broad stock market indices, but perhaps not as cheap as some value indices. For a discussion on valuation characteristics, please refer to Appendix A on pages 20 and 21.



================================================================================

      We have always been mindful of the impact of taxation on long-term wealth building. To that end, we have done and continue to do our utmost to restrain needless portfolio turnover, thus keeping the government as limited a partner as possible in our overall returns. Below is a calculation of the annualized returns for both Funds after all fees, expenses and taxes, which assume the highest individual federal marginal income tax rates on income and short-term gains and the highest tax rate applicable to long-term capital gains over the last one, five and since inception periods:

--------------------------------------------------------------------------------
               ANNUALIZED RETURNS FOR PERIODS ENDED MARCH 31, 2002
--------------------------------------------------------------------------------
                                                           AFTER TAXES ON
TWEEDY, BROWNE             BEFORE     AFTER TAXES ON   DISTRIBUTIONS AND THE
GLOBAL VALUE                TAXES    DISTRIBUTIONS(6)  SALE OF FUND SHARES(6)
--------------------------------------------------------------------------------
1 year                      4.22%           3.35%               2.76%
--------------------------------------------------------------------------------
5 Years                    12.83           10.58                9.74
--------------------------------------------------------------------------------
Since Inception (3)        13.88           12.15               11.11
================================================================================


--------------------------------------------------------------------------------
                                                           AFTER TAXES ON
TWEEDY, BROWNE             BEFORE     AFTER TAXES ON   DISTRIBUTIONS AND THE
AMERICAN VALUE              TAXES    DISTRIBUTIONS(6)  SALE OF FUND SHARES(6)
--------------------------------------------------------------------------------
1 Year                      4.75%           3.62%               3.38%
--------------------------------------------------------------------------------
5 Years                    11.97           10.94                9.60
--------------------------------------------------------------------------------
Since Inception (3)        14.17           13.29               11.81
================================================================================


      Any comparison of our Funds' returns to index returns is akin to comparing apples to oranges since the results for the indices do not reflect a deduction for management fees, brokerage, administrative and custody expenses and taxes. Moreover, index returns do not reflect the addition and deletion of stocks in the index, which may result in capital gains taxes when a stock is removed. Shareholders who have owned the American Value Fund since inception have been able to keep over 93% of their pre-tax annualized return net of all fees and expenses and after payment of federal taxes at maximum historical marginal rates on distributions. In the case of our Global Value Fund, shareholders have been able to keep over 87% of their pre-tax annualized return.




================================================================================

      In light of these numbers, it is not surprising that portfolio turnover in the last year for both Funds was very low, 7.38% for the Global Value Fund and 5.51% for the American Value Fund. We like to think we are helping to keep our investors' tax bills lower while increasing our collective wealth, and we will attempt to continue to do the same in the future.

                                    Sincerely,
                                    TWEEDY, BROWNE COMPANY LLC

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears
                                    Thomas H. Shrager
                                    Robert Q. Wyckoff, Jr.
                                    MANAGING DIRECTORS

April 18, 2002





================================================================================

Footnotes to Tables and Text on pages 1, 2, 3, 9 and 16

(1) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.
(2) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.
(3) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Except for the S&P 500 Index, information with respect to all other indexes and averages used is available at month end only; therefore the closest month end to each Fund's inception date, May 31, 1993 and November 30, 1993, respectively, were used.
(4) The S&P 500 Telecommunication Services Index and the S&P 500 Information Technology Index are unmanaged capitalization-weighted indexes consisting of all stocks in the telecommunications services and information technology sectors, respectively, of the S&P 500 Index. The MSCI EAFE Telecommunication Services Index and MSCI EAFE Information Technology Index are unmanaged capitalization-weighted indexes of all stocks in the telecommunications services and information technology sectors, respectively, of the MSCI EAFE Index. The sector indexes are based on the Global Classification Standard. This standard is jointly maintained by Standard & Poors and MSCI and classifies each stock into one of ten sectors according to their largest source of revenue.
(5) Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.
(6) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after Taxes on Distributions are adjusted for federal income taxes associated with fund distributions, but do not


================================================================================
       reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Returns after Taxes on Distributions and Sale of Fund Shares are adjusted for federal income taxes associated with fund distributions and reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The performance shown, before and after taxes, represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



================================================================================

TWEEDY, BROWNE FUND INC.

  APPENDIX A

                            PORTFOLIO CHARACTERISTICS
      Using standard valuation measures for the entire portfolio, as of March 31, 2002, the Tweedy, Browne Global Value Fund had a weighted average price/earnings ratio based on forward earnings or, in some cases, our estimate of earnings power, of 16.58x and a weighted average price-to-book value ratio of 2.79x. Similarly, the Tweedy, Browne American Value Fund had a weighted average price/earnings ratio based on forward earnings or, in some instances, our estimate of earnings power of 17.15x and a weighted average price-to-book value ratio of 3.34x. We believe that the calculation of a price/earnings and price-to-book value ratio for the total portfolio in the case of a value manager may not reflect the true value characteristics of its holdings. Our portfolios are comprised of what we call "better businesses" --those with above average long-term intrinsic value growth prospects; businesses with slow growth prospects; and cyclical companies, all purchased at discounts to intrinsic value at point of purchase. The faster growing better businesses are often bought at low price/earnings ratios but can trade at high multiples of book value. The cyclicals generally trade at low multiples of book value but can trade at very high price/earnings ratios because their earnings are often depressed. The high price-to-book value multiples of the better businesses and the high price/earnings ratios of the cyclicals can distort the valuation picture, resulting in a total price/earnings ratio and price/book value ratio for the portfolio that does not appear to be particularly cheap if they are simply averaged.

      Another way to look at this is to measure the weighted average price/earnings ratio of the stocks that were purchased originally on an earnings valuation basis and the weighted average price/book value ratio for those stocks that were purchased based on their valuation in relation to book value. As of March 31, 2002, approximately 49.7% of net assets of the Tweedy, Browne Global Value Fund had a weighted average price/earnings ratio based on forward earnings of 13.7x earnings. Another 17.4% of net assets was priced at a weighted average price-to-book value ratio of .75x. As of March 31, 2002, approximately 70.7% of net assets of the Tweedy, Browne American Value Fund had a weighted average price/earnings ratio based on forward earnings of 14.2x earnings. Another 9.6% of net assets was invested in stocks with a weighted average price/book value ratio of .86x.

      Finally, 17% of net assets of the Tweedy, Browne Global Value Fund and 13.3% of the net assets of the Tweedy, Browne American Value Fund were invested in stocks with price/earnings ratios greater than 20x earnings. Many of these are "better businesses" that we have held over the long term where we believe the prospects for future compounding of intrinsic value are attractive.


================================================================================

====================================================================================================
                     TWEEDY, BROWNE GLOBAL VALUE FUND PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------------------------------------
  Price/Book        0.75x      17.4% of portfolio assets     Stocks in this category are
  Value Ratio       Book       is invested in stocks with    cheaper than 90% of the 9,205
                    Value      a weighted price/book         stocks in the Bloomberg database
                               value ratio of .75x           with a market capitalization
                                                             above $100 million in those
                                                             countries where the Global Value
                                                             Fund has investments.
----------------------------------------------------------------------------------------------------
  Price/Earnings    13.7x      49.7% of portfolio assets     Stocks in this category are
  Ratio             Earnings   is invested in stocks with a  cheaper than 81% of the 9,205
                               weighted price/earnings       stocks in the Bloomberg database
                               ratio of 13.7x                with a market capitalization
                                                             above $100 million in those
                                                             countries where the Global Value
                                                             Fund has investments.
----------------------------------------------------------------------------------------------------
  Higher Price/     Greater    17% of portfolio assets       Many of these are "better businesses"
  Earnings Ratio    than a     is invested in stocks with    that we have held over the
  Component         P/E of     a weighted price/earnings     long-term where we believe the
                    20x        ratio of 27.9x                prospects for future compounding
                                                             are attractive.
----------------------------------------------------------------------------------------------------
  Remaining Assets             Invested in cash, forward
                               currency contracts
                               and receivables.
====================================================================================================
                    TWEEDY, BROWNE AMERICAN VALUE FUND PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------------------------------------
  Price/Book        0.86x      9.6% of portfolio assets      Stocks in this category are
  Value Ratio       Book       is invested in stocks with    cheaper than 96% of the 3,422
                    Value      a weighted price/book         stocks in the Bloomberg database
                               value ratio of .86x           with a market capitalization
                                                             above $100 million that are
                                                             based in the United States.
----------------------------------------------------------------------------------------------------
  Price/Earnings    14.2x      70.7% of portfolio assets     Stocks in this category are
  Ratio             Earnings   is invested in stocks with    cheaper than 86% of the 3,422
                               a weighted price/earnings     stocks in the Bloomberg database
                               ratio of 14.2x                with a market capitalization
                                                             above $100 million that are
                                                             based in the United States.
----------------------------------------------------------------------------------------------------
  Higher Price/     Greater    13.3% of portfolio  assets    Many of these are "better businesses"
 Earnings  Ratio    than a     is invested in stocks with    that we have held over the
   Component        P/E of     a weighted  price/earnings    long-term where we believe the
                    20x        ratio of 29.6x                prospects for future compounding
                                                             are attractive.
----------------------------------------------------------------------------------------------------
 Remaining Assets              Invested in cash, forward
                               currency contracts
                               and receivables.
====================================================================================================


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO HIGHLIGHTS

March 31, 2002

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
           TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY CAPITAL
        INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND FAR EAST ("EAFE")
                        INDEX (IN US DOLLARS AND HEDGED)

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date      Global Value      MSCI EAFE IX ND  MSCI EAFE (Hedged)
6/1/93       10000.0            9843.98           9964.0
9/1/93       10310.0           10496.9           10555.0
3/1/94       12260.0           10957.7           10839.9
9/1/94       12300.0           11528.7           10857.4
3/1/95       11678.3           11678.3           10032.7
9/1/95       12874.6           12196.1           11290.1
3/1/96       14700.9           13056.7           12764.8
9/1/96       15174.4           13246.6           13339.7
3/1/97       17149.3           13246.6           14363.6
9/1/97       19878.1           14860.2           16601.2
3/1/98       22823.5           15711.4           18480.9
9/1/98       18819.1           13621.3           15406.3
3/1/99       23514.3           16664.1           19365.4
9/1/99       26648.7           17837.5           20443.8
3/1/00       28612.7           20845.3           25338.2
9/30/00      30551.9           18404.6           24398.4
3/31/01      30094.5           15455.6           21791.3
9/30/01      27549.0           13152.0           17920.0
3/31/02      31361.0           14141.0           20111.0

--------------------------------------------------------------------------------
MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES.

INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.



      AVERAGE ANNUAL TOTAL RETURN*                  AGGREGATE TOTAL RETURN*
      ----------------------------                  -----------------------
                                                              YEAR    INCEPTION
                               WITHOUT                        ENDED  (6/15/93)-
THE FUND              ACTUAL   WAIVERS                       3/31/02   3/31/02
--------             -------  ---------                      ------- ----------
Inception (6/15/93)
 through 3/31/02      13.88%   13.52%     The Fund             4.22%   213.61%
Year Ended 3/31/02     4.22%    4.22%     MSCI EAFE in
                                            (US Dollar)       (8.50)%   41.42%
                                          MSCI EAFE (Hedged)  (7.71)%  101.11%

--------------------------------------------------------------------------------
NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
      OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

    * ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

March 31, 2002

      In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars and hedged into US dollars.

     However, the historical results of the MSCI indices in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index.But it is almost a mathematical truth that "different stocks equal different results."

     Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER- INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

      UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002                 [GRAPHIC OMITTED]
                                 CONTINENTS ART


                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------
              COMMON STOCKS--84.3%
              BELGIUM--0.6%
     751,774  Almanij NV ........................................ $   26,036,996
                                                                  --------------
              CANADA--1.0%
      72,400  Canadian Western Bank .............................      1,243,401
     260,700  Melcor Developments Ltd. ..........................      5,228,935
   1,853,500  National Bank of Canada, Toronto ..................     37,698,975
     238,100  Shirmax Fashions Ltd. .............................        713,361
                                                                  --------------
                                                                      44,884,672
                                                                  --------------
              CZECH REPUBLIC--0.0%++
       2,800  Philip Morris CR AS ...............................        651,524
                                                                  --------------
              FINLAND--3.4%
   1,386,477  Huhtamaki Van Leer Oyj ............................     52,313,268
   1,963,000  Kesko Oyj, B Shares ...............................     17,810,115
     966,689  Kone Oyj, B Shares ................................     88,550,119
                                                                  --------------
                                                                     158,673,502
                                                                  --------------
              FRANCE--1.6%
     371,838  BNP Paribas SA ....................................     18,782,154
      20,916  Christian Dior SA .................................        791,008
      47,378  Compagnie Lebon SA ................................      2,231,945
      26,145  LVMH (Louis Vuitton Moet Hennessy) ................      1,332,032
     249,511  Nexans SA .........................................      4,614,649
   4,614,300  Rhodia SA .........................................     45,729,582
                                                                  --------------
                                                                      73,481,370
                                                                  --------------
              GERMANY--8.0%
   4,121,000  Bayer AG ..........................................    139,671,151
     371,737  Boewe Systec AG ...................................      7,779,991
      62,263  Krones AG .........................................      2,716,439
      42,354  KSB AG ............................................      3,750,365
     104,581  KSB AG, Vorzugsakt ................................      9,033,269
   3,780,144  Merck KGaA ........................................    115,752,008
     538,914  Moebel Walther AG .................................      8,462,624
     136,187  Moebel Walther AG, Vorzugsakt .....................      1,188,088
      83,500  Schwarz Pharma AG .................................      2,680,695
   1,348,766  Springer (Axel) Verlag AG .........................     76,776,834
                                                                  --------------
                                                                     367,811,464
                                                                  --------------
              HONG KONG--3.4%
   2,832,000  Cafe De Coral Holdings Ltd. .......................      2,087,751
  10,001,900  Fountain Set Holdings Ltd. ........................      2,526,192
   1,004,000  Grand Hotel Holdings Ltd. .........................        103,621
  14,707,000  Jardine Strategic Holdings Ltd. ...................     39,708,900



                        SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------
              COMMON STOCKS
              HONG KONG--(CONTINUED)
  65,586,000  South China Morning Post (Holdings) Ltd. .......... $   36,998,274
  43,599,785  Swire Pacific Ltd., Class B .......................     31,862,280
  12,013,500  Wing Hang Bank Ltd. ...............................     43,357,637
     293,300  Wing Lung Bank Ltd. ...............................      1,297,325
                                                                  --------------
                                                                     157,941,980
                                                                  --------------
              IRELAND--0.9%
  21,105,250  Independent News & Media PLC ......................     40,506,643
   1,111,317  Unidare PLC .......................................      1,144,019
                                                                  --------------
                                                                      41,650,662
                                                                  --------------
              ITALY--1.4%
     140,000  Banco di Sardegna SPA+ ............................      1,189,598
   1,156,450  Cristalleria Artistica LaPiana SPA ................      2,834,955
   1,623,000  Industrie Natuzzi SPA, Sponsored ADR ..............     23,939,250
   1,150,500  Maffei SPA ........................................      1,354,982
   3,565,000  Mondadori (Arnoldo) Editore SPA ...................     26,684,551
     276,925  San Paolo IMI SPA .................................      3,256,605
     805,250  Vincenzo Zucchi SPA ...............................      3,090,982
                                                                  --------------
                                                                      62,350,923
                                                                  --------------
              JAPAN--8.8%
     501,395  Aiful Corporation .................................     27,578,892
     722,000  Amatsuji Steel Ball Manufacturing Company Ltd. ....      4,480,664
      28,000  Banyu Pharmaceutical Company Ltd. .................        357,038
     552,900  Chofu Seisakusho Company Ltd. .....................      6,257,590
       1,351  Coca-Cola Central Japan Company Ltd.+ .............      6,432,118
      61,700  Coca-Cola West Japan Company Ltd. .................      1,031,165
     270,000  Credia Company Ltd. ...............................      3,489,719
     474,000  Daiwa Industries Ltd. .............................      1,144,452
     126,000  Denyo Company Ltd. ................................        570,415
   5,251,000  Fujitec Company Ltd. ..............................     19,057,081
     627,000  Fukuda Denshi Company Ltd. ........................     13,199,000
   1,094,000  Glory Ltd. ........................................     19,769,338
   1,244,000  Hitachi Koki Company Ltd. .........................      3,425,962
     389,000  Hitachi Medical Corporation .......................      3,216,840
     319,800  Inaba Denki Sangyo Company Ltd. ...................      3,392,603
      76,000  Inaba Seisakusho Company Ltd. .....................      1,004,655
     722,000  Kagawa Bank Ltd. ..................................      3,355,731
     321,000  Katsuragawa Electric Company Ltd. .................        627,298
   1,291,000  Kawasumi Laboratories Inc. ........................     11,981,209
     400,000  Kinki Coca-Cola Bottling Company Ltd. .............      2,562,341
   1,108,000  Koito Manufacturing Company Ltd. ..................      4,146,586
     131,000  Kokura Enterprise Company Ltd. ....................        563,398
     661,900  Mandom Corporation ................................      9,094,349


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------


              COMMON STOCKS
              JAPAN--(CONTINUED)
     477,000  Matsumoto Yushi-Seiyaku Company Ltd. .............. $    6,442,296
   1,941,000  Matsushita Electric Industrial Company Ltd. .......     23,666,617
     371,000  Meito Sangyo Company Ltd. .........................      4,839,920
     126,000  Mirai Industry Company Ltd. .......................        779,567
      10,500  Miura Company Ltd. ................................        122,798
     222,000  Morito Company Ltd. ...............................        804,014
     374,000  Nankai Plywood Company Ltd. .......................        877,609
     634,000  Nippon Broadcasting System Inc. ...................     20,426,145
   1,203,000  Nippon Cable System Inc. ..........................      9,167,613
      35,680  Nippon Kanzai Company Ltd. ........................        473,544
   1,060,000  Nippon Konpo Unyu Soko Company Ltd. ...............      6,798,202
     121,000  Nissay Dowa General Insurance Company Ltd. ........        445,527
     741,000  Nissha Printing Company Ltd. ......................      3,779,499
     552,000  Nitto FCI Company Ltd. ............................      1,686,799
     867,000  Riken Vitamin Company Ltd. ........................      9,177,958
      80,000  Rock Paint Company Ltd. ...........................        513,072
     451,000  Sangetsu Company Ltd. .............................      5,795,094
     232,000  Sanko Sangyo Company Ltd. .........................        906,749
   1,479,500  Sanyo Shinpan Finance Company Ltd. ................     38,066,122
     213,000  Sasakura Engineering Company Ltd. .................        626,778
     760,600  Shikoku Coca-Cola Bottling Company Ltd. ...........      6,146,319
     478,000  Shingakukai Company Ltd. ..........................      1,514,769
     619,100  Shinki Company Ltd. ...............................      3,666,906
   3,501,000  Shionogi & Company Ltd. ...........................     54,944,564
     452,000  SK Kaken Company Ltd. .............................      9,549,173
     712,000  Sonton Food Industry Company Ltd. .................      4,668,411
     369,000  Tachi-S Company Ltd. ..............................      1,464,473
     375,700  Takefuji Corporation ..............................     23,017,943
     110,000  Teikoku Hormone Manufacturing Company Ltd. ........        551,930
     269,000  TENMA Corporation .................................      2,918,640
     456,000  Tochigi Bank Ltd. .................................      2,188,221
     339,000  Torii Company Ltd. ................................        711,072
   1,073,000  Torishima Pump Manufacturing Company Ltd. .........      4,128,946
      28,000  Toso Company Ltd. .................................         50,492
     111,000  Toyo Technical Company Ltd. .......................        411,220
     682,000  Tsubaki Nakashima Company Ltd. ....................      4,893,664
     526,000  U-Shin Ltd. .......................................      2,067,725
     282,000  Zojirushi Corporation .............................        931,950
                                                                  --------------
                                                                     405,960,785
                                                                  --------------
              MALAYSIA--0.3%
   7,436,000  Star Publications (Malaysia) Berhad ...............     13,404,368
                                                                  --------------
              MEXICO--3.8%
   9,467,000  Embotelladoras Arca SA+ ...........................     23,738,980
  30,100,000  Grupo Continental SA ..............................     55,071,687


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------
              COMMON STOCKS
              MEXICO--(CONTINUED)
   5,430,250  Panamerican Beverages Inc., Class A ............... $   98,613,340
                                                                  --------------
                                                                     177,424,007
                                                                  --------------
              NETHERLANDS--9.3%
   5,047,222  ABN-Amro Holding NV ...............................     95,857,017
   1,352,757  Akzo Nobel NV .....................................     63,255,407
      23,620  Crown Van Gelder Gemeenschappelijk Bezit NV .......        302,908
   4,442,385  Holdingmaatschappij De Telegraaf NV ...............     80,106,867
      93,298  Internatio-Muller NV ..............................      1,871,218
   1,177,868  Koninklijke Grolsch NV ............................     24,599,928
     896,555  Koninklijke Wessanen NV ...........................      7,430,424
   3,745,727  Randstad Holding NV ...............................     57,087,641
   1,506,202  Stork NV ..........................................     14,585,431
     673,810  Twentsche Kabel Holding NV ........................     11,139,347
     739,643  Unilever NV, CVA ..................................     42,458,155
   3,906,102  Wegener NV ........................................     33,497,329
                                                                  --------------
                                                                     432,191,672
                                                                  --------------
              NEW ZEALAND--0.5%
  25,690,411  Carter Holt Harvey Ltd. ...........................     21,936,512
                                                                  --------------
              NORWAY--0.5%
   1,895,300  Schibsted ASA .....................................     20,709,158
                                                                  --------------
              SINGAPORE--4.0%
   7,396,031  Cycle & Carriage Ltd. .............................     17,087,295
   8,271,000  Fraser & Neave Ltd. ...............................     34,987,879
   4,210,800  Robinson & Company Ltd. ...........................     12,445,894
   2,697,800  Singapore Press Holdings Ltd. .....................     35,992,320
  10,378,088  United Overseas Bank Ltd. .........................     85,551,165
                                                                  --------------
                                                                     186,064,553
                                                                  --------------
              SOUTH AFRICA--0.4%
   1,300,000  Sappi Ltd. ........................................     16,929,139
                                                                  --------------
              SPAIN--0.9%
   1,765,603  Altadis SA ........................................     32,423,376
      20,834  Banco de Andalucia SA .............................        774,275
     189,588  Indo Internacional SA+ ............................        479,647
   1,747,151  Recoletos Grupo de Comunicacion SA+ ...............      8,840,392
                                                                  --------------
                                                                      42,517,690
                                                                  --------------
              SWEDEN--0.1%
      47,000  BRIO AB, B Shares+ ................................        240,486
      33,000  Cloetta Fazer AB, B Shares ........................        575,051


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------
              COMMON STOCKS
              SWEDEN--(CONTINUED)
     262,800  SAS AB+ ........................................... $    1,940,895
     380,398  VLT AB, B Shares ..................................      3,415,360
                                                                  --------------
                                                                       6,171,792
                                                                  --------------
              SWITZERLAND--11.0%
      27,529  Banque Cantonale Vaudoise, Bearer .................      4,190,381
   3,260,600  Compagnie Financiere Richemont AG .................     75,126,352
       4,315  Daetwyler Holding AG, Bearer ......................      5,772,798
      93,220  Edipresse SA, Bearer ..............................     29,377,040
      33,896  Forbo Holding AG ..................................     10,964,035
      28,536  Helvetia Patria Holding, Registered ...............      3,970,380
       1,737  Hilti AG ..........................................      1,316,840
      29,327  Loeb Holding AG ...................................      3,766,556
     669,000  Nestle SA, Registered .............................    148,771,859
   2,321,385  Novartis AG, Bearer ...............................     91,306,163
       2,816  Phoenix Mecano AG .................................        711,614
       1,119  PubliGroupe SA, Registered ........................        254,166
      17,606  Sarna Kunsstoff Holding AG, Registered ............     14,561,660
     368,139  SIG Holding AG, Registered ........................     42,684,432
     108,273  Sika Finanz AG, Bearer ............................     22,854,493
     359,831  Syngenta AG+ ......................................     21,983,836
     430,912  Tamedia AG ........................................     29,977,646
       3,232  Zehnder Holding Group AG ..........................      1,804,513
                                                                  --------------
                                                                     509,394,764
                                                                  --------------
              UNITED KINGDOM--11.3%
   4,885,418  AGA Foodservice Group PLC .........................     18,609,717
   2,006,739  Alumasc Group PLC .................................      3,786,352
     992,166  Amersham PLC ......................................     10,857,816
   6,312,323  BBA Group PLC .....................................     26,517,067
     639,000  Burtonwood Brewery PLC ............................      1,951,832
   3,979,658  Carclo PLC ........................................      2,436,848
   7,396,247  Diageo PLC ........................................     96,687,058
   4,544,753  Elementis PLC .....................................      1,844,461
     743,139  GlaxoSmithKline PLC, Sponsored ADR ................     34,927,533
   1,098,479  Hardys & Hansons PLC ..............................      5,474,873
     350,000  Johnston Group PLC ................................      1,133,871
  16,126,113  Novar PLC .........................................     33,756,802
     584,000  Partridge Fine Art PLC ............................        486,500
  20,654,058  Rolls-Royce PLC ...................................     55,440,994
     779,500  Swan Hill Group PLC ...............................        915,766
  23,145,557  Thistle Hotels PLC ................................     47,791,416
  11,660,886  Trinity Mirror PLC ................................     81,116,719
   6,167,835  TT Electronics PLC ................................     14,711,665
   5,025,000  Unilever PLC ......................................     40,214,867



                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------
              COMMON STOCKS
              UNITED KINGDOM--(CONTINUED)
   1,887,334  Weir Group PLC ....................................   $  7,820,887
   3,817,457  Wolverhampton & Dudley Breweries PLC ..............     36,965,563
      37,500  Young & Company's Brewery PLC, Class A ............        407,179
                                                                  --------------
                                                                     523,855,786
                                                                  --------------
              UNITED STATES--13.1%
     663,000  American Express Company ..........................     27,156,480
      75,700  American National Insurance Company ...............      7,153,650
     230,400  Freddie Mac .......................................     14,600,448
      70,000  GATX Corporation ..................................      2,226,000
   6,728,996  Hollinger International Inc. ......................     88,217,138
     197,100  Household International Inc. ......................     11,195,280
   1,500,000  MBIA Inc. .........................................     82,035,000
   2,438,429  Pharmacia Corporation, Depository Shares ..........    109,924,379
     460,000  PNC Financial Services Group Inc. .................     28,285,400
     596,000  Popular Inc. ......................................     17,415,120
   4,107,000  Schering-Plough Corporation .......................    128,549,100
      74,100  Syms Corporation+ .................................        421,629
     809,000  Torchmark Corporation .............................     32,594,610
     441,900  Transatlantic Holdings Inc. .......................     36,288,828
     425,000  Wells Fargo & Company .............................     20,995,000
                                                                  --------------
                                                                     607,058,062
                                                                  --------------

              TOTAL COMMON STOCKS
              (COST $3,286,063,974) .............................  3,897,101,381
                                                                  --------------

              PREFERRED STOCKS--1.2%
      15,400  Krones AG .........................................        779,223
   4,709,733  ProSieben Sat. 1 Media AG .........................     41,128,554
   1,718,250  Villeroy & Boch AG ................................     14,974,934
                                                                  --------------

              TOTAL PREFERRED STOCKS
              (COST $61,895,241) ................................     56,882,711
                                                                  --------------

     FACE
     VALUE
     -----

              U.S. TREASURY BILLS--0.4%
$ 12,000,000  1.760% ** due 5/30/02 .............................     11,966,172
   4,000,000  1.820% ** due 8/29/02 .............................      3,967,668
                                                                  --------------

              TOTAL U.S. TREASURY BILLS
              (COST $15,935,053) ................................     15,933,840



                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
     FACE                                                               VALUE
     VALUE                                                            (NOTE 1)
     -----                                                            --------

              REPURCHASE AGREEMENT--12.4%
              (COST $574,137,000)
$574,137,000  Agreement with UBS Warburg LLC, 1.800% dated
              3/28/02, to be repurchased at $574,251,827 on
              4/1/02, collaterized by $510,165,000 U.S.
              Treasury Bonds, 5.500%, 6.000%, 6.125%,
              6.250%, 8.500% and 9.000% due 8/15/28,
              2/15/26, 11/15/27, 8/15/29, 5/15/30, 2/15/20
              and 11/15/18 (market value $592,146,561) ..........   $574,137,000
                                                                  --------------
TOTAL INVESTMENTS (COST $3,938,031,268*) ...............   98.3%   4,544,054,932
OTHER ASSETS AND LIABILITIES (NET) .....................    1.7       80,344,449
                                                          ------  --------------
NET ASSETS .............................................  100.0%  $4,624,399,381
                                                          ======  ==============

------------
 * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $3,983,496,845.
** RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE (UNAUDITED).
 + NON-INCOME PRODUCING SECURITY.
++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT
CVA--CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)




                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                    PERCENTAGE OF   MARKET VALUE
SECTOR DIVERSIFICATION                                NET ASSETS      (NOTE 1)
----------------------                                -----------   ------------

COMMON STOCKS:
Food and Beverages .................................      14.1%    $ 654,138,940
Printing and Publishing ............................      13.3       610,306,886
Pharmaceuticals ....................................      11.8       547,170,531
Banking ............................................       7.8       362,181,400
Chemicals ..........................................       6.2       280,613,532
Financial Services .................................       5.6       260,100,391
Machinery ..........................................       4.0       185,911,021
Manufacturing ......................................       3.1       142,242,675
Retail .............................................       2.4       106,695,487
Paper Products .....................................       2.0        91,481,827
Insurance ..........................................       1.7        80,452,995
Holdings ...........................................       1.6        73,803,125
Building Materials .................................       1.3        61,275,256
Aerospace ..........................................       1.2        55,440,994
Leisure ............................................       1.0        47,895,037
Tobacco ............................................       0.7        33,074,900
Autos ..............................................       0.7        31,865,967
Construction Materials .............................       0.6        25,525,695
Wholesale ..........................................       0.5        24,409,223
Consumer Durables ..................................       0.5        23,666,617
Engineering and Construction .......................       0.5        21,106,718
Radio ..............................................       0.4        20,426,145
Electronics ........................................       0.3        15,423,279
Medical Research and Supplies ......................       0.3        14,661,904
Transportation .....................................       0.2        10,965,097
Consumer Non-Durables ..............................       0.2         9,094,349
Textiles ...........................................       0.1         5,617,174
Real Estate ........................................       0.1         5,228,935
Health Care ........................................       0.1         3,696,487
Glass Products .....................................       0.1         2,834,955
Mining and Metal Fabrication .......................       0.0 ++      1,354,982
Commercial Services ................................       0.0 ++        884,764
Oil and Gas ........................................       0.0 ++        563,398
Other ..............................................       1.9        86,990,695
                                                         -----    --------------
TOTAL COMMON STOCKS ................................      84.3     3,897,101,381
                                                         -----    --------------
PREFERRED STOCKS ...................................       1.2        56,882,711
U.S. TREASURY BILLS ................................       0.4        15,933,840
REPURCHASE AGREEMENT ...............................      12.4       574,137,000
OTHER ASSETS AND LIABILITIES (NET) .................       1.7        80,344,449
                                                         -----    --------------
NET ASSETS. ........................................     100.0%   $4,624,399,381
                                                         =====    ==============

------------
++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  SCHEDULE OF FORWARD EXCHANGE CONTRACTS

March 31, 2002



                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO BUY
    4,000,000  Canadian Dollar ....................   4/2/02    $     2,507,088
   34,000,000  European Economic Union Euro .......   4/2/02         29,655,189
   19,000,000  Great Britain Pound Sterling .......   4/2/02         27,048,324
  589,250,000  Japanese Yen .......................   4/2/02          4,447,133
    5,278,116  New Zealand Dollar .................   4/2/02          2,322,152
    9,402,400  South African Rand .................   4/2/02            826,282
   81,500,000  South African Rand .................   5/7/02          7,098,260
   23,000,000  South African Rand .................  5/13/02          2,000,037
   32,000,000  South African Rand .................  6/10/02          2,762,510
    5,081,700  Swedish Krona ......................   4/2/02            490,443
   30,000,000  Swiss Franc. .......................   4/2/02         17,838,911
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $98,758,135)                                   $    96,996,329
                                                                ===============
FORWARD EXCHANGE CONTRACTS TO SELL
    4,000,000  Canadian Dollar ....................   4/2/02    $    (2,507,088)
   13,593,920  Canadian Dollar ....................  5/13/02         (8,517,012)
    1,100,000  Canadian Dollar ....................  5/21/02           (689,125)
    2,500,000  Canadian Dollar ....................   6/4/02         (1,565,919)
    6,100,000  Canadian Dollar ....................  6/10/02         (3,820,525)
    4,000,000  Canadian Dollar ....................  6/14/02         (2,505,123)
    7,350,000  Canadian Dollar ....................  8/16/02         (4,599,379)
    1,500,000  Canadian Dollar ....................  8/29/02           (938,487)
    4,200,000  Canadian Dollar .................... 11/18/02         (2,625,087)
    6,375,000  Canadian Dollar ....................   1/9/03         (3,981,843)
    2,250,000  Canadian Dollar ....................  1/24/03         (1,405,056)
    5,500,000  Canadian Dollar ....................  2/10/03         (3,433,750)
    1,600,000  Canadian Dollar ....................   3/3/03           (998,611)
   10,000,000  Canadian Dollar ....................  3/10/03         (6,240,695)
    6,500,000  Canadian Dollar ....................  3/28/03         (4,055,487)
   20,000,000  Czech Kornuna ......................  11/4/02           (557,421)
   34,000,000  European Economic Union Euro .......   4/2/02        (29,655,189)
   27,000,000  European Economic Union Euro .......  4/15/02        (23,537,428)
   38,000,000  European Economic Union Euro .......  4/22/02        (33,117,535)
   37,700,000  European Economic Union Euro .......   5/7/02        (32,835,053)
   13,400,000  European Economic Union Euro .......   5/7/02        (11,670,815)
   64,000,000  European Economic Union Euro .......  5/13/02        (55,726,440)
    8,500,000  European Economic Union Euro .......  5/21/02         (7,398,555)
   25,000,000  European Economic Union Euro .......   6/4/02        (21,748,376)
   65,000,000  European Economic Union Euro .......  6/10/02        (56,533,503)
   51,000,000  European Economic Union Euro .......  6/14/02        (44,350,638)
   15,000,000  European Economic Union Euro .......  6/21/02        (13,041,003)
    3,500,000  European Economic Union Euro .......   7/1/02         (3,041,823)
  120,000,000  European Economic Union Euro .......  7/15/02       (104,240,205)


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  SCHEDULE OF FORWARD EXCHANGE CONTRACTS

March 31, 2002



                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO SELL
   25,350,000  European Economic Union Euro .......  7/22/02    $   (22,015,375)
   13,600,000  European Economic Union Euro .......  7/29/02        (11,808,366)
   22,000,000  European Economic Union Euro .......  8/12/02        (19,094,249)
   11,000,000  European Economic Union Euro .......  8/16/02         (9,546,051)
   18,000,000  European Economic Union Euro .......  8/29/02        (15,615,227)
   30,000,000  European Economic Union Euro ....... 10/30/02        (25,989,678)
   20,500,000  European Economic Union Euro ....... 11/18/02        (17,753,097)
   56,000,000  European Economic Union Euro .......  12/5/02        (48,480,349)
   20,000,000  European Economic Union Euro .......  12/9/02        (17,313,073)
   37,500,000  European Economic Union Euro .......   1/9/03        (32,446,480)
   55,000,000  European Economic Union Euro .......  1/13/03        (47,585,832)
   18,300,000  European Economic Union Euro .......  1/24/03        (15,830,965)
   27,000,000  European Economic Union Euro .......  2/10/03        (23,352,284)
   88,000,000  European Economic Union Euro .......  2/11/03        (76,110,215)
   70,000,000  European Economic Union Euro .......  2/24/03        (60,532,552)
   24,000,000  European Economic Union Euro .......   3/3/03        (20,752,234)
   35,000,000  European Economic Union Euro .......   3/5/03        (30,262,931)
   35,000,000  European Economic Union Euro .......  3/10/03        (30,261,074)
   45,000,000  European Economic Union Euro .......  3/13/03        (38,905,662)
   33,000,000  European Economic Union Euro .......  3/20/03        (28,528,367)
   23,000,000  European Economic Union Euro .......  3/26/03        (19,883,369)
   42,000,000  European Economic Union Euro .......  3/28/03        (36,309,534)
   12,000,000  Great Britain Pound Sterling .......   4/2/02        (17,083,152)
    7,000,000  Great Britain Pound Sterling .......   4/2/02         (9,965,172)
   10,500,000  Great Britain Pound Sterling .......  4/22/02        (14,929,996)
    2,000,000  Great Britain Pound Sterling .......  5/13/02         (2,840,083)
    6,500,000  Great Britain Pound Sterling .......  5/21/02         (9,225,590)
   23,000,000  Great Britain Pound Sterling .......   6/4/02        (32,617,827)
   20,000,000  Great Britain Pound Sterling .......  6/10/02        (28,354,100)
    8,000,000  Great Britain Pound Sterling .......  6/21/02        (11,334,873)
   15,000,000  Great Britain Pound Sterling .......   7/1/02        (21,241,089)
   16,500,000  Great Britain Pound Sterling .......  7/15/02        (23,346,649)
   20,000,000  Great Britain Pound Sterling .......  7/22/02        (28,287,726)
   17,000,000  Great Britain Pound Sterling .......  8/12/02        (24,019,234)
   15,000,000  Great Britain Pound Sterling .......  8/16/02        (21,189,320)
    9,800,000  Great Britain Pound Sterling .......  8/29/02        (13,834,975)
   11,000,000  Great Britain Pound Sterling ....... 11/12/02        (15,476,941)
    7,400,000  Great Britain Pound Sterling ....... 11/18/02        (10,409,069)
   18,000,000  Great Britain Pound Sterling .......  12/5/02        (25,300,814)
    8,000,000  Great Britain Pound Sterling .......   1/9/03        (11,229,081)
    6,000,000  Great Britain Pound Sterling .......  1/24/03         (8,417,158)
    4,300,000  Great Britain Pound Sterling .......  2/24/03         (6,025,405)
    7,250,000  Great Britain Pound Sterling .......   3/3/03        (10,156,489)


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  SCHEDULE OF FORWARD EXCHANGE CONTRACTS

March 31, 2002



                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO SELL
   29,000,000  Great Britain Pound Sterling .......   3/5/03    $   (40,622,956)
    7,000,000  Great Britain Pound Sterling .......  3/10/03         (9,803,732)
   11,000,000  Great Britain Pound Sterling .......  3/13/03        (15,404,158)
    4,500,000  Great Britain Pound Sterling .......  3/20/03         (6,300,072)
   12,000,000  Great Britain Pound Sterling .......  3/26/03        (16,797,408)
   19,000,000  Great Britain Pound Sterling .......  3/28/03        (26,594,881)
  170,000,000  Hong Kong Dollar ...................  4/29/02        (21,791,175)
   66,000,000  Hong Kong Dollar ...................   5/7/02         (8,459,698)
   22,650,000  Hong Kong Dollar ...................  5/21/02         (2,902,971)
  135,000,000  Hong Kong Dollar ...................  6/10/02        (17,300,204)
   30,000,000  Hong Kong Dollar ...................  6/14/02         (3,844,385)
  170,000,000  Hong Kong Dollar ...................   7/2/02        (21,781,915)
   78,000,000  Hong Kong Dollar ...................  7/15/02         (9,992,918)
   15,000,000  Hong Kong Dollar ...................  7/22/02         (1,921,597)
   78,000,000  Hong Kong Dollar ...................  8/16/02         (9,990,388)
   64,000,000  Hong Kong Dollar ...................  8/29/02         (8,196,508)
    7,000,000  Hong Kong Dollar ................... 11/18/02           (895,911)
   80,000,000  Hong Kong Dollar ...................  12/5/02        (10,237,389)
   75,000,000  Hong Kong Dollar ...................  12/9/02         (9,597,200)
  101,500,000  Hong Kong Dollar ...................   1/9/03        (12,984,037)
   80,000,000  Hong Kong Dollar ...................  1/24/03        (10,231,978)
   78,235,000  Hong Kong Dollar ...................  3/13/03        (10,000,777)
  589,250,000  Japanese Yen .......................   4/2/02         (4,447,133)
8,874,750,000  Japanese Yen .......................  4/15/02        (67,021,956)
3,250,000,000  Japanese Yen .......................  4/22/02        (24,552,436)
6,250,000,000  Japanese Yen .......................   5/1/02        (47,238,867)
2,300,000,000  Japanese Yen .......................   5/7/02        (17,389,962)
  390,000,000  Japanese Yen .......................  5/13/02         (2,949,761)
4,100,000,000  Japanese Yen .......................   6/4/02        (31,048,969)
3,100,000,000  Japanese Yen .......................  6/10/02        (23,483,661)
2,500,000,000  Japanese Yen .......................  6/21/02        (18,949,700)
3,100,000,000  Japanese Yen .......................   7/1/02        (23,511,782)
6,400,000,000  Japanese Yen .......................  7/15/02        (48,585,594)
2,000,000,000  Japanese Yen .......................  8/16/02        (15,219,190)
5,500,000,000  Japanese Yen ....................... 10/30/02        (42,122,664)
  850,000,000  Japanese Yen .......................  12/5/02         (6,533,082)
  660,000,000  Japanese Yen .......................   1/9/03         (5,090,674)
2,000,000,000  Japanese Yen .......................   3/3/03        (15,510,652)
1,250,000,000  Japanese Yen .......................  3/10/03         (9,701,165)
1,253,500,000  Japanese Yen .......................  3/13/03         (9,731,343)
  200,000,000  Mexican Peso .......................   3/3/03        (21,034,971)
  200,000,000  Mexican Peso .......................   3/5/03        (21,028,877)
  195,000,000  Mexican Peso .......................  3/10/03        (20,488,314)


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  SCHEDULE OF FORWARD EXCHANGE CONTRACTS

March 31, 2002



                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO SELL
  195,000,000  Mexican Peso .......................  3/13/03    $   (20,479,420)
  195,000,000  Mexican Peso .......................  3/20/03        (20,458,698)
   25,000,000  Mexican Peso .......................  3/26/03         (2,620,784)
  180,000,000  Mexican Peso .......................  3/28/03        (18,864,899)
    5,278,116  New Zealand Dollar .................   4/2/02         (2,322,152)
    3,500,000  New Zealand Dollar ................. 11/18/02         (1,506,113)
   27,650,000  New Zealand Dollar .................  12/5/02        (11,879,870)
    7,000,000  New Zealand Dollar .................   1/9/03         (2,998,706)
    3,300,000  New Zealand Dollar .................  2/10/03         (1,410,212)
   10,000,000  New Zealand Dollar .................  3/28/03         (4,258,891)
   27,652,625  Norwegian Krona ....................  4/15/02         (3,126,802)
   33,500,000  Norwegian Krona ....................   5/7/02         (3,783,806)
   62,000,000  Norwegian Krona ....................  5/21/02         (6,996,834)
   10,500,000  Norwegian Krona ....................  6/10/02         (1,180,180)
   40,000,000  Norwegian Krona .................... 11/18/02         (4,473,911)
    8,000,000  Norwegian Krona ....................  3/28/03           (891,128)
   17,000,000  Singapore Dollar ...................   5/7/02         (9,222,140)
   20,500,000  Singapore Dollar ...................   5/7/02        (11,120,815)
   20,000,000  Singapore Dollar ...................  6/10/02        (10,861,088)
    7,000,000  Singapore Dollar ...................  6/14/02         (3,801,766)
   20,000,000  Singapore Dollar ...................  6/21/02        (10,864,118)
   25,200,000  Singapore Dollar ...................  7/15/02        (13,727,828)
   27,000,000  Singapore Dollar ...................  7/29/02        (14,727,220)
   17,000,000  Singapore Dollar ...................  8/16/02         (9,256,036)
   28,700,000  Singapore Dollar ...................  8/29/02        (15,616,753)
   18,215,000  Singapore Dollar ...................  12/5/02         (9,965,796)
   42,000,000  Singapore Dollar ...................  12/9/02        (22,983,690)
   23,000,000  Singapore Dollar ...................   1/9/03        (12,606,882)
   30,000,000  Singapore Dollar ...................  1/13/03        (16,447,344)
   25,000,000  Singapore Dollar ...................  2/10/03        (13,727,066)
   16,000,000  Singapore Dollar ...................  3/28/03         (8,806,271)
    9,402,400  South African Rand .................   4/2/02           (826,282)
   81,500,000  South African Rand .................   5/7/02         (7,098,260)
   23,000,000  South African Rand .................  5/13/02         (2,000,037)
   32,000,000  South African Rand .................  6/10/02         (2,762,510)
  105,000,000  South African Rand .................  7/29/02         (8,941,619)
   53,000,000  South African Rand .................  8/29/02         (4,479,976)
    5,081,700  Swedish Krona ......................   4/2/02           (490,443)
   40,000,000  Swedish Krona ......................  4/22/02         (3,855,682)
   27,000,000  Swedish Krona ......................  4/29/02         (2,601,451)
   60,000,000  Swedish Krona ......................  5/13/02         (5,775,886)
   23,000,000  Swedish Krona ......................  5/21/02         (2,212,970)
    4,000,000  Swedish Krona ......................   6/4/02           (384,535)


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  SCHEDULE OF FORWARD EXCHANGE CONTRACTS

March 31, 2002



                                                     CONTRACT        MARKET
                                                       VALUE          VALUE
 CONTRACTS                                             DATE         (NOTE 1)
 ---------                                             -----        --------

FORWARD EXCHANGE CONTRACTS TO SELL
   75,000,000  Swedish Krona ......................  6/14/02    $    (7,205,718)
  160,000,000  Swedish Krona ...................... 11/18/02        (15,251,142)
   84,000,000  Swedish Krona ......................  2/10/03         (7,982,394)
   84,000,000  Swedish Krona ......................  3/20/03         (7,972,875)
   74,000,000  Swedish Krona ......................  3/26/03         (7,023,054)
   30,000,000  Swiss Franc ........................   4/2/02        (17,838,911)
   27,250,000  Swiss Franc ........................  4/15/02        (16,205,740)
   31,700,000  Swiss Franc ........................   5/7/02        (18,856,723)
   10,000,000  Swiss Franc ........................  5/21/02         (5,949,544)
   32,000,000  Swiss Franc ........................  6/10/02        (19,043,232)
   21,000,000  Swiss Franc ........................  6/14/02        (12,497,728)
   12,800,000  Swiss Franc ........................  6/21/02         (7,618,311)
   43,000,000  Swiss Franc ........................   7/1/02        (25,596,610)
   41,600,000  Swiss Franc ........................  7/15/02        (24,769,424)
   29,750,000  Swiss Franc ........................  8/12/02        (17,724,369)
   31,000,000  Swiss Franc ........................ 10/30/02        (18,507,227)
   10,000,000  Swiss Franc ........................  11/4/02         (5,970,934)
   20,000,000  Swiss Franc ........................ 11/12/02        (11,944,624)
   41,400,000  Swiss Franc ........................ 11/18/02        (24,729,652)
   31,000,000  Swiss Franc ........................  12/5/02        (18,526,459)
   20,000,000  Swiss Franc ........................  12/9/02        (11,953,935)
   33,000,000  Swiss Franc ........................   1/9/03        (19,742,478)
    5,000,000  Swiss Franc ........................  1/13/03         (2,991,658)
   11,600,000  Swiss Franc ........................  1/24/03         (6,943,032)
   33,000,000  Swiss Franc ........................  2/10/03        (19,762,227)
   17,000,000  Swiss Franc ........................   3/3/03        (10,187,229)
   55,000,000  Swiss Franc ........................  3/10/03        (32,965,899)
   42,000,000  Swiss Franc ........................  3/13/03        (25,176,323)
   31,000,000  Swiss Franc ........................  3/28/03        (18,592,961)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $3,052,338,946) .................              $(3,002,239,172)
                                                                ===============


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002



ASSETS
   Investments, at value (Cost $3,938,031,268) (Note 1)
      Securities ................................................ $3,969,917,932
      Repurchase Agreement ......................................    574,137,000
                                                                  --------------
   Total Investments ............................................  4,544,054,932
   Cash and foreign currency (Cost $52,440,726) .................     52,428,432
   Net unrealized appreciation of forward exchange
      contracts (Note 1) ........................................     48,337,968
   Receivable for Fund shares sold ..............................     28,899,945
   Dividends and interest receivable ............................     10,713,397
   Receivable for investment securities sold ....................         91,887
   Prepaid expense ..............................................         69,212
                                                                  --------------
      TOTAL ASSETS ..............................................  4,684,595,773
                                                                  --------------

LIABILITIES
   Payable for investment securities purchased ...... $53,968,234
   Investment advisory fee payable (Note 2) .........   3,078,554
   Payable for Fund shares redeemed .................   2,306,648
   Custodian fees payable (Note 2) ..................     144,754
   Transfer agent fees payable (Note 2) .............      93,675
   Accrued expenses and other payables ..............     604,527
                                                      -----------
      TOTAL LIABILITIES .........................................     60,196,392
                                                                  --------------
NET ASSETS ...................................................... $4,624,399,381
                                                                  ==============

NET ASSETS CONSIST OF
   Undistributed net investment income .......................... $   14,397,628
   Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies .................     41,223,248
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ........    654,363,764
   Par value ....................................................         23,366
   Paid-in capital in excess of par value .......................  3,914,391,375
                                                                  --------------
      TOTAL NET ASSETS .......................................... $4,624,399,381
                                                                  ==============

NET ASSET VALUE, offering and redemption price per share
   ($4,624,399,381 / 233,662,609 shares of common stock
      outstanding) ..............................................         $19.79
                                                                          ======




                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  STATEMENT OF OPERATIONS

For the Year Ended March 31, 2002



INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $8,252,680) ... $  89,483,022
   Interest .....................................................    14,233,288
                                                                    -----------
      TOTAL INVESTMENT INCOME ...................................   103,716,310
                                                                    -----------
EXPENSES
   Investment advisory fee (Note 2) ................ $ 50,003,815
   Custodian fees (Note 2) .........................    1,671,853
   Administration and accounting fees (Note 2) .....    1,374,556
   Transfer agent fees (Note 2) ....................      793,328
   Directors' fees and expenses (Note 2) ...........      135,430
   Legal and audit fees ............................       81,007
   Other ...........................................      760,954
                                                     -------------
      TOTAL EXPENSES ............................................    54,820,943
                                                                  -------------
NET INVESTMENT INCOME ...........................................    48,895,367
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ................................................    43,359,521
      Forward exchange contracts ................................   167,508,016
      Foreign currencies and net other assets ...................    (1,633,982)
                                                                  -------------
   Net realized gain on investments during the year .............   209,233,555
                                                                  --------------
   Net change in unrealized appreciation of:
      Securities ................................................    62,844,045
      Forward exchange contracts ................................  (131,294,765)
      Foreign currencies and net other assets ...................       380,404
                                                                  -------------
   Net change in unrealized appreciation of investments
    during the year .............................................   (68,070,316)
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS ..................................................   141,163,239
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................. $ 190,058,606
                                                                  =============




                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  STATEMENTS OF CHANGES IN NET ASSETS




                                                       YEAR            YEAR
                                                       ENDED           ENDED
                                                      3/31/02         3/31/01
                                                 --------------  --------------
Net investment income .......................... $   48,895,367  $   36,846,199
Net realized gain on securities,
   forward exchange contracts
   and currency transactions during
   the year ....................................    209,233,555     232,347,747
Net change in unrealized appreciation
   of securities, forward exchange
   contracts, foreign currencies and net
   other assets during the year ................    (68,070,316)    (99,796,729)
                                                 --------------  --------------
Net increase in net assets
   resulting from operations ...................    190,058,606     169,397,217
DISTRIBUTIONS:
   Dividends to shareholders from
      net investment income ....................    (39,539,408)    (32,450,692)
   Distributions to shareholders
      from net realized gain on
      investments ..............................    (70,942,781)   (349,716,596)
   Distributions to shareholders
      in excess of net realized
      gain on investments ......................         --         (46,446,361)
Net increase in net assets from Fund
   share transactions (Note 4) .................    883,311,035     684,224,167
                                                 --------------  --------------
Net increase in net assets .....................    962,887,452     425,007,735

NET ASSETS
Beginning of year ..............................  3,661,511,929   3,236,504,194
                                                 --------------  --------------
End of year (including undistributed net
   investment income of $14,397,628 and
   $7,421,395, respectively) ................... $4,624,399,381  $3,661,511,929
                                                 ==============  ==============




                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year.



                                                  YEAR        YEAR        YEAR        YEAR        YEAR
                                                  ENDED       ENDED       ENDED       ENDED       ENDED
                                                 3/31/02     3/31/01     3/31/00     3/31/99     3/31/98
                                                 -------     -------     -------     -------     -------
Net asset value, beginning of year ..........     $19.52      $21.10      $18.08      $18.98      $15.46
                                                  ------      ------      ------      ------      ------
Income from investment operations:
Net investment income (a) ...................       0.22        0.22        0.23        0.23        0.26
Net realized and unrealized gain
   on investments ...........................       0.56        0.92        3.64        0.24        4.62
                                                  ------      ------      ------      ------      ------
      Total from investment
         operations .........................       0.78        1.14        3.87        0.47        4.88
                                                  ------      ------      ------      ------      ------
DISTRIBUTIONS:
   Dividends from net investment
      income ................................      (0.18)      (0.21)      (0.26)      (0.38)      (0.79)
   Dividends in excess of net
      investment income .....................         --          --          --          --       (0.08)
   Distributions from net
      realized gains ........................      (0.33)      (2.23)      (0.59)      (0.99)      (0.49)
   Distributions in excess of net
      realized gains ........................         --       (0.28)         --          --          --
                                                  ------      ------      ------      ------      ------
      Total distributions ...................      (0.51)      (2.72)      (0.85)      (1.37)      (1.36)
                                                  ------      ------      ------      ------      ------
Net asset value, end of year ................     $19.79      $19.52      $21.10      $18.08      $18.98
                                                  ======      ======      ======      ======      ======
Total return (b) ............................      4.22%       5.17%      21.68%       3.03%      33.09%
                                                  ======      ======      ======      ======      ======
Ratios/Supplemental Data:
Net assets, end of year (in 000s) ........... $4,624,399  $3,661,512  $3,236,504  $2,589,574  $2,527,941
Ratio of operating expenses to average
   net assets (c) ...........................      1.37%       1.38%       1.38%       1.41%       1.42%
Ratio of net investment income to
   average net assets .......................      1.22%       1.06%       1.10%       1.26%       1.05%
Portfolio turnover rate .....................         7%         12%         16%         23%         16%

------------------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the year ended March 31, 1998 was $0.26. The effect of the waiver had no impact on the net investment income for the year ended March 31, 1998.
(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratio before the waiver of fees by the administrator for the year ended March 31, 1998 was 1.43%.





                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market



================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker. For the year ended March 31, 2002 the Fund reimbursed Tweedy, Browne Company LLC $943 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

     The character of distributions paid on a tax basis during December 2001 for fiscal year 2002 and December 2000 for fiscal year 2001 is as follows:
                                         2002                 2001
Distributions paid from:
      Investment income              $ 39,539,408         $ 32,450,692
      Short-term capital gain          22,449,429          115,600,669
                                     ------------         ------------
           Ordinary income             61,988,837          148,051,361

      Long-term capital gain           48,493,352          280,562,288
                                     ------------         ------------
           Total Distributions       $110,482,189         $428,613,649
                                     ============         ============
     As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income        $ 11,443,304
Undistributed realized gains           67,657,606
Unrealized appreciation               560,558,087
                                     ------------
                                     $639,658,997
                                     ============

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.   INVESTMENT   ADVISORY   FEE,   OTHER   RELATED   PARTY   TRANSACTIONS   AND
     ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $51.9 million, as of March 31 2002, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                       FEES ON ASSETS - (4/1/2001 - 6/30/2001)
                                   ---------------------------------------------

                                                      BETWEEN
                                                   $500 MILLION
                                     UP TO              AND            EXCEEDING
                                 $500 MILLION       $1 BILLION        $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%            0.04%              0.02%
--------------------------------------------------------------------------------
                                     UP TO           EXCEEDING
                                 $100 MILLION      $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                      0.03%            0.01%
--------------------------------------------------------------------------------

                                       FEES ON ASSETS - (7/1/2001 - 3/31/2002)
                                   ---------------------------------------------
                                          BETWEEN       BETWEEN
                                       $500 MILLION   $1 BILLION
                           UP TO            AND           AND       EXCEEDING
                       $500 MILLION     $1 BILLION    $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%           0.04%         0.02%        0.015%
--------------------------------------------------------------------------------

                                          BETWEEN       BETWEEN
                                       $100 MILLION   $2 BILLION
                           UP TO            AND           AND       EXCEEDING
                       $100 MILLION     $2 BILLION    $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees            0.03%           0.01%        0.0075%       0.006%
--------------------------------------------------------------------------------

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. Prior to November 1, 2001, the Company paid each director who was not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates ("Non-Interested Director") $16,000 per annum plus $1,000 per



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

Regular  or Special  Board  Meeting  attended  in person or by  telephone,  plus out-of-pocket expenses. Effective November 1, 2001, the Company pays each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. The annual fee of $50,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne American Value Fund.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2002, aggregated $1,026,452,361 and $253,894,582, respectively.

     At March 31, 2002, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $817,920,173 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $257,362,086.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                ----------------------------------------------------------------
                       YEAR ENDED 3/31/02               YEAR ENDED 3/31/01
                ----------------------------------------------------------------
                    SHARES         AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold             173,519,784  $ 3,321,002,070      158,244,986  $ 3,359,524,593
Reinvested         5,527,528      101,596,149       20,280,431      403,350,992
Redeemed        (132,959,446)  (2,539,287,184)    (144,314,189)  (3,078,651,418)
--------------------------------------------------------------------------------
Net Increase      46,087,866  $   883,311,035       34,211,228  $   684,224,167
--------------------------------------------------------------------------------




================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2001, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the value of one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2002, the Company did not borrow, on behalf of the Fund, under the Agreement.



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  REPORT OF ERNST &YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                             [GRAPHIC OMITTED]
                                             ERNST AND YOUNG LLP

Boston, Massachusetts
May 6, 2002

================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND

  OTHER INFORMATION (UNAUDITED)

YEAR ENDED MARCH 31, 2002

1.   TAX INFORMATION

      For the fiscal year ended March 31, 2002, the amount of long-term capital gain designated by the Fund was $77,674,032, which is taxable as a 20% rate gain for Federal income tax purposes.

      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2002, 10.50% qualify for the dividend received deduction available to corporate shareholders.

      If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

      For the fiscal year ended March 31, 2002, the Fund derived $86,171,236 of gross income from foreign sources and paid foreign taxes of $8,252,680 (representing $0.3688 and $0.0353 per share, respectively).

2.   DIRECTORS AND OFFICERS INFORMATION

     Information pertaining to the Directors and officers* of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Fund's shareholders. You can find more information about the Directors in the Statement of Additional Information, which is available free of charge by calling 1-800-432-4789.

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                          DISINTERESTED DIRECTORS

Bruce A. Beal                 8 years      Partner and officer,                 2             None
The Beal Companies                         The Beal Companies
177 Milk Street                            (real estate development
Boston, MA 02109                           and investment companies);
Age: 66, Director                          Real estate consultant
--------------------------------------------------------------------------------------------------------



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND

  OTHER INFORMATION (UNAUDITED)

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                    DISINTERESTED DIRECTORS (CONTINUED)

Paul F. Balser                1 year       Partner, Generation                  2           Director,
Ironwood Partners                          Partners (private equity                         Stillwell
230 Park Avenue                            investments); Partner,                        Financial, Inc.;
New York, NY 10169-1450                    Ironwood Partners, LLC                         Director, The
Age: 60, Director                          (private equity investments),                 Carbide/Graphite
                                           since December, 2001                             Group, Inc.
----------------------------------------------------------------------------------------------------------
Anthony H. Meyer              4 years      Retired since 1987                   2             None
c/o Tweedy, Browne
Company LLC
350 Park Avenue
New York, NY 10022
Age: 71, Director
----------------------------------------------------------------------------------------------------------
Richard B. Salomon            7 years      Partner, Salans,                     2             None
Salans Hertzfeld Heilbronn                 Hertzfeld, Heilbronn,
Christy & Viener                           Christy & Viener
620 Fifth Avenue                           (law firm)
New York, NY 10020
Age: 54, Director
----------------------------------------------------------------------------------------------------------

                                           INTERESTED DIRECTOR 2

Christopher H. Browne 3       9 years      Managing Director                    2           Director,
Tweedy, Browne                             Tweedy, Browne                                   American
Company LLC                                Company LLC                                      Atlantic
350 Park Avenue                                                                              Company
New York, NY 10022
Age: 55
Chairman and President
----------------------------------------------------------------------------------------------------------


================================================================================

TWEEDY,BROWNE GLOBAL VALUE FUND

  OTHER INFORMATION (UNAUDITED)

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                      OFFICERS WHO ARE NOT DIRECTORS

William H. Browne 3           9 years      Managing Director                   N/A             N/A
Tweedy, Browne Company LLC                 Tweedy, Browne Company LLC
350 Park Avenue
New York, NY 10022
Age: 57
Vice President and
Treasurer
----------------------------------------------------------------------------------------------------------
M. Gervase Rosenberger        9 years      Executive Vice                      N/A             N/A
Tweedy, Browne Company LLC                 President Tweedy,
350 Park Avenue                            Browne Company LLC
New York, NY 10022
Age: 51
Chief Operating Officer,
Vice President and
Secretary
----------------------------------------------------------------------------------------------------------
John D. Spears                9 years      Managing Director                   N/A             N/A
Tweedy, Browne Company LLC                 Tweedy, Browne Company LLC
350 Park Avenue
New York, NY 10022
Age: 54
Vice President
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
1 Directors and Officers will serve for an indefinite term until the earliest of their: (i) removal, (ii) resignation or (iii) death.
2 "Interested person" of the Company as defined in the Investment Act of 1940. Mr. Christopher H. Browne is an "interested person" because of his affiliation with Tweedy, Browne Company LLC, which acts as the Company's investment adviser and distributor.
3  Mr. Christopher Browne and Mr. William Browne are brothers.


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  PORTFOLIO HIGHLIGHTS

March 31, 2002

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     TWEEDY, BROWNE AMERICAN VALUE FUND VS.
                  STANDARD &POOR'S 500 STOCK INDEX ("S&P 500")
                             12/8/93 THROUGH 3/31/02

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date      American Value     S&P 500 Monthly Reinv.
12/8/93      10000.0              10000.0
3/31/94       9710.0               9638.32
9/30/94      10260.0              10152.1
3/31/95      10779.8              11138.7
9/30/95      13064.6              13172.5
3/31/96      14519.9              14715.5
9/30/96      15170.2              15851.3
3/31/97      17096.6              17631.9
9/30/97      21997.9              22261.5
3/31/98      24985.4              26343.6
9/30/98      21992.3              24274.0
3/31/99      24712.1              30913.6
9/30/99      25716.0              31025.1
3/31/00      25017.9              36457.8
9/30/00      28027.6              35143.8
3/31/01      28723.5              28100.0
9/30/01      27728.0              35482.0
3/31/02      30087.0              28903.0

--------------------------------------------------------------------------------
THE S&P 500 IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.



        AVERAGE ANNUAL TOTAL RETURN*            AGGREGATE TOTAL RETURN*
        ----------------------------            -----------------------
                                                            YEAR    INCEPTION
                                 WITHOUT                    ENDED  (12/8/93)-
  THE FUND             ACTUAL    WAIVERS                   3/31/02   3/31/02
  --------             ------    -------                   ------- -----------
  Inception (12/8/93)
   through 3/31/02      14.17%   13.49%     The Fund        4.75%    200.87%
  Year Ended 3/31/02     4.75%    4.75%     S&P 500         0.24%    185.57%
--------------------------------------------------------------------------------
NOTE: THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
      OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.
    * ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

March 31, 2002

      In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market index, the Standard & Poor's 500 Stock Index (the "S&P 500"). The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. However, the historical results of the S&P 500 in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

      Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable

================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS

investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:
      UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002                  [GRAPHIC OMITTED]
                                NORTH AMERICA ART

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCK-DOMESTIC--74.7%
              ADVERTISING--0.8%
      11,580  Grey Global Group Inc. ..............................  $ 7,885,980
                                                                    ------------
              AUTOMOTIVE PARTS--1.6%
     739,000  Dollar Thrifty Automotive Group Inc.+ ...............   15,629,850
                                                                    ------------
              BANKING--8.3%
      45,300  BancFirst Corporation ...............................    1,771,411
      33,046  BB&T Corporation ....................................    1,259,383
      20,400  CCBT Financial Companies Inc. .......................      546,720
     112,650  Comerica Inc. .......................................    7,048,511
       4,500  Community Financial Group-Bank of Nashville .........       83,925
     627,295  Hibernia Corporation, Class A .......................   11,981,335
     250,320  PNC Financial Services Group Inc. ...................   15,392,177
     802,520  Popular Inc. ........................................   23,449,634
     360,000  Wells Fargo & Company ...............................   17,784,000
      39,004  Whitney Holding Corporation .........................    1,944,739
                                                                    ------------
                                                                      81,261,835
                                                                    ------------
              BASIC INDUSTRIES--3.8%
     215,700  Gorman-Rupp Company .................................    5,769,975
     461,700  Rayonier Inc. .......................................   24,599,376
      61,000  Tecumseh Products Company, Class A ..................    3,251,300
      61,100  Tecumseh Products Company, Class B ..................    3,024,450
                                                                    ------------
                                                                      36,645,101
                                                                    ------------
              BROADCAST, RADIO & TV--2.2%
     668,060  Comcast Corporation, Class A+ .......................   21,244,308
                                                                    ------------
              BUSINESS AND COMMERCIAL SERVICES--0.9%
      37,000  HUB Group Inc., Class A+ ............................      366,300
     400,597  Wallace Computer Services Inc. ......................    8,092,060
                                                                    ------------
                                                                       8,458,360
                                                                    ------------
              CHEMICALS--0.7%
     275,000  International Specialty Products Inc.+ ..............    2,634,500
     232,900  Oil-Dri Corporation of America ......................    2,170,628
      77,500  Stepan Company ......................................    2,080,875
                                                                    ------------
                                                                       6,886,003
                                                                    ------------
              CONSUMER NON-DURABLES--0.1%
     347,500  M & F Worldwide Corporation+ ........................      920,875
                                                                    ------------
              CONSUMER SERVICES--3.6%
     816,000  ProQuest Company+ ...................................   35,079,840
                                                                    ------------


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCK-DOMESTIC
              ELECTRONIC EQUIPMENT--0.6%
     253,200  Regal-Beloit Corporation ............................  $ 6,469,260
                                                                    ------------
              ENGINEERING AND CONSTRUCTION--0.1%
     166,700  RDO Equipment Company, Class A+ .....................      741,815
                                                                    ------------
              FINANCIAL SERVICES--16.4%
     834,390  American Express Company ............................   34,176,614
     602,400  Credit Acceptance Corporation+ ......................    6,505,920
     535,680  Freddie Mac .........................................   33,946,042
     573,500  Household International Inc. ........................   32,574,800
      41,600  Kent Financial Services Inc.+ .......................      168,480
     924,400  MBIA Inc. ...........................................   50,555,436
      30,000  Wachovia Corporation ................................    1,112,400
                                                                    ------------
                                                                     159,039,692
                                                                    ------------
              FOOD AND BEVERAGES--0.6%
     125,809  Coca-Cola Bottling Company ..........................    6,164,641
                                                                    ------------
              HEALTH CARE--1.5%
     166,824  Johnson & Johnson ...................................   10,835,219
     246,000  Spacelabs Medical Inc.+ .............................    3,458,760
                                                                    ------------
                                                                      14,293,979
                                                                    ------------
              INSURANCE--13.7%
     408,900  21st Century Insurance Group Inc. ...................    7,397,001
     165,125  American National Insurance Company .................   15,604,313
     463,500  Great American Financial Resources Inc. .............    8,366,175
      16,520  Kansas City Life Insurance Company ..................      640,976
     119,000  Leucadia National Corporation .......................    4,254,250
      21,600  Merchants Group Inc. ................................      519,588
     110,000  National Western Life Insurance Company, Class A+ ...   12,567,500
      43,200  Navigators Group Inc.+ ..............................    1,097,280
     264,000  SCPIE Holdings Inc. .................................    4,482,720
     817,000  Torchmark Corporation ...............................   32,916,930
     548,137  Transatlantic Holdings Inc. .........................   45,013,010
      77,400  United Fire & Casualty Company ......................       77,400
                                                                    ------------
                                                                     132,937,143
                                                                    ------------
              METALS AND METAL PRODUCTS--0.2%
     100,000  Schnitzer Steel Industries Inc., Class A ............    1,700,000
                                                                    ------------
              OFFICE FURNISHINGS--1.1%
     375,440  HON Industries Inc. .................................   10,666,250
                                                                    ------------
              PHARMACEUTICALS--7.4%
     177,230  Bristol-Myers Squibb Company ........................    7,176,043



                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCK-DOMESTIC
              PHARMACEUTICALS--(CONTINUED)
     832,167  Pharmacia Corporation, Depository Shares ............ $ 37,514,088
     863,000  Schering-Plough Corporation .........................   27,011,900
                                                                    ------------
                                                                      71,702,031
                                                                    ------------
              PRINTING AND PUBLISHING--2.1%
   1,531,719  Hollinger International Inc. ........................   20,080,836
                                                                    ------------
              REAL ESTATE--3.5%
     962,500  Federated Investors Inc., Class B ...................   31,136,875
     108,000  Koger Equity Inc. ...................................    1,929,960
      13,200  Mays (J.W.) Inc.+ ...................................      165,858
      55,225  Ramco-Gershenson Properties Trust ...................      980,796
                                                                    ------------
                                                                      34,213,489
                                                                    ------------
              RESTAURANT CHAINS--1.6%
     552,800  McDonald's Corporation ..............................   15,340,200
                                                                    ------------
              RETAIL--0.7%
     102,650  EZCORP Inc., Class A+ ...............................      368,514
      54,500  Friedman's Inc., Class A ............................      585,875
     309,960  Syms Corporation+ ...................................    1,763,672
     960,500  Value City Department Stores Inc.+ ..................    4,034,100
                                                                    ------------
                                                                       6,752,161
                                                                    ------------
              TELECOMMUNICATIONS--0.7%
      93,600  Commonwealth Telephone Enterprises Inc.+ ............    3,580,200
   2,437,110  RCN Corporation+ ....................................    3,436,325
                                                                    ------------
                                                                       7,016,525
                                                                    ------------
              TRANSPORTATION/TRANSPORTATION SERVICES--2.5%
     650,400  GATX Corporation ....................................   20,682,720
     188,760  Werner Enterprises Inc. .............................    3,954,522
                                                                    ------------
                                                                      24,637,242
                                                                    ------------

              TOTAL COMMON STOCK-DOMESTIC
              (COST $500,142,721) .................................  725,767,416
                                                                    ------------

              COMMON STOCK-FOREIGN--18.9%
              GERMANY--3.2%
     925,000  Bayer AG, Sponsored ADR .............................   31,218,750
                                                                    ------------
              ITALY--0.6%
     407,000  Industrie Natuzzi SPA, Sponsored ADR ................    6,003,250
                                                                    ------------


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
    ------                                                            --------

              COMMON STOCK-FOREIGN
              JAPAN--2.5%
      67,000  Amatsuji Steel Ball Manufacturing Company Ltd. ......   $  415,796
          99  Coca-Cola Central Japan Company Ltd.+ ...............      471,339
     326,000  Fujitec Company Ltd. ................................    1,183,129
     293,000  Fukuda Denshi Company Ltd. ..........................    6,167,954
     109,000  Inaba Denki Sangyo Company Ltd. .....................    1,156,328
      95,000  Matsumoto Yushi-Seiyaku Company Ltd. ................    1,283,057
      43,000  Nippon Cable System Inc. ............................      327,687
     118,000  Nippon Konpo Unyu Soko Company Ltd. .................      756,781
      52,000  Nitto FCI Company Ltd. ..............................      158,901
     119,000  Riken Vitamin Company Ltd. ..........................    1,259,720
      30,000  Sanko Sangyo Company Ltd. ...........................      117,252
     130,600  Sanyo Shinpan Finance Company Ltd. ..................    3,360,213
      63,800  Shikoku Coca-Cola Bottling Company Ltd. .............      515,560
     116,000  Sonton Food Industry Company Ltd. ...................      760,584
      88,600  Takefuji Corporation ................................    5,428,240
     162,000  Torishima Pump Manufacturing Company Ltd. ...........      623,382
                                                                    ------------
                                                                      23,985,923
                                                                    ------------
              MEXICO--2.6%
   1,390,650  Panamerican Beverages Inc., Class A .................   25,254,204
                                                                    ------------
              NETHERLANDS--4.0%
   1,124,000  ABN-Amro Holding NV, ADR ............................   21,311,040
     218,600  Akzo Nobel NV, Sponsored ADR ........................   10,258,898
      36,500  Holdingmaatschappij De Telegraaf NV .................      658,183
     107,857  Unilever NV, ADR ....................................    6,126,277
                                                                    ------------
                                                                      38,354,398
                                                                    ------------
              SWITZERLAND--2.1%
     355,000  Nestle SA, Registered, ADR ..........................   19,736,186
      21,332  Novartis AG, ADR ....................................      844,747
       2,310  Syngenta AG, ADR+ ...................................       28,413
                                                                    ------------
                                                                      20,609,346
                                                                    ------------
              UNITED KINGDOM--3.9%
     274,000  Carclo PLC ..........................................      167,778
     326,000  Diageo PLC, Sponsored ADR ...........................   17,105,220
     186,274  GlaxoSmithKline PLC, Sponsored ADR ..................    8,754,878
     142,000  Hardys & Hansons PLC ................................      707,735
     364,000  Unilever PLC, Sponsored ADR .........................   11,538,800
                                                                    ------------
                                                                      38,274,411
                                                                    ------------

              TOTAL COMMON STOCK-FOREIGN
              (COST $148,993,048) .................................  183,700,282
                                                                    ------------


                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND

  PORTFOLIO OF INVESTMENTS

March 31, 2002



                                                                       MARKET
     FACE                                                               VALUE
     VALUE                                                            (NOTE 1)
     -----                                                            --------


              U.S. TREASURY BILL--0.2%
              (COST $1,495,673)
$  1,500,000  1.760%** due 5/30/02 ............................     $  1,495,771
                                                                    ------------

              REPURCHASE AGREEMENT--5.6%
              (COST $54,258,000)
  54,258,000  Agreement  with UBS Warburg LLC,  1.800% dated
              3/28/02,  to be  repurchased at $54,268,703 on
              4/1/02,   collaterized  by  $43,280,000   U.S.
              Treasury Bonds,  8.500%, due 2/15/20,  (market
              value $55,814,369) ..............................       54,258,000
                                                                    ------------
TOTAL INVESTMENTS (COST $704,889,442*) .................   99.4%     965,221,469
OTHER ASSETS AND LIABILITIES (NET) .....................    0.6        6,008,702
                                                          ------    ------------
NET ASSETS .............................................  100.0%    $971,230,171
                                                          ======    ============


 * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS  $708,206,321.
** RATE  REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE (UNAUDITED).
 + NON-INCOME PRODUCING SECURITY.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT




                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  SCHEDULE OF FORWARD EXCHANGE CONTRACTS

March 31, 2002



                                                 CONTRACT            MARKET
                                                   VALUE             VALUE
  CONTRACTS                                        DATE             (NOTE 1)
  ---------                                      --------           --------

FORWARD EXCHANGE CONTRACTS TO BUY
     1,275,000  European Economic Union Euro .... 4/22/02         $   1,111,180
   350,000,000  Japanese Yen .................... 4/22/02             2,644,108
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $3,764,424)                                      $   3,755,288
                                                                  =============
FORWARD EXCHANGE CONTRACTS TO SELL
    10,000,000  European Economic Union Euro .... 4/22/02         $  (8,715,141)
       225,000  European Economic Union Euro .... 5/13/02              (195,913)
        93,000  European Economic Union Euro .... 5/21/02               (80,949)
     1,650,000  European Economic Union Euro .... 6/10/02            (1,435,081)
    15,500,000  European Economic Union Euro ....  9/9/02           (13,442,597)
     7,000,000  European Economic Union Euro .... 12/5/02            (6,060,044)
     3,000,000  European Economic Union Euro ....  1/9/03            (2,595,718)
     1,750,000  European Economic Union Euro ....  3/3/03            (1,513,184)
     1,000,000  European Economic Union Euro ....  3/5/03              (864,655)
     1,100,000  European Economic Union Euro .... 3/20/03              (950,945)
       450,000  Great Britain Pound Sterling ....  3/3/03              (630,403)
       430,000  Great Britain Pound Sterling ....  3/5/03              (602,340)
    12,000,000  Great Britain Pound Sterling .... 3/26/03           (16,797,408)
    95,000,000  Mexican Peso ....................  3/3/03            (9,991,611)
   115,000,000  Mexican Peso ....................  3/5/03           (12,091,604)
    19,250,000  Mexican Peso .................... 3/20/03            (2,019,640)
    14,000,000  Mexican Peso .................... 3/26/03            (1,467,639)
   350,000,000  Japanese Yen .................... 4/22/02            (2,644,108)
   315,000,000  Japanese Yen ....................  5/7/02            (2,381,668)
    71,008,000  Japanese Yen .................... 5/21/02              (537,318)
   605,000,000  Japanese Yen .................... 6/10/02            (4,583,102)
 1,200,000,000  Japanese Yen .................... 6/21/02            (9,095,856)
   740,000,000  Japanese Yen .................... 7/22/02            (5,620,323)
    47,000,000  Japanese Yen .................... 8/29/02              (358,008)
   121,410,000  Japanese Yen .................... 12/5/02              (933,155)
    55,000,000  Japanese Yen ....................  3/3/03              (426,543)
    12,350,000  Swedish Krona ................... 4/22/02            (1,190,442)
    22,200,000  Swedish Krona ...................  5/7/02            (2,137,889)
    18,000,000  Swedish Krona ................... 6/14/02            (1,729,372)
    87,000,000  Swedish Krona ................... 12/5/02            (8,286,690)
     3,200,000  Swedish Krona ...................  3/3/03              (303,891)
    20,875,000  Swedish Krona ................... 3/20/03            (1,981,355)
    31,300,000  Swedish Krona ................... 3/26/03            (2,970,562)
       840,000  Swiss Franc ..................... 4/22/02              (499,587)
       800,000  Swiss Franc .....................  5/7/02              (475,879)
       450,000  Swiss Franc ..................... 5/13/02              (267,702)
       700,000  Swiss Franc ..................... 6/10/02              (416,571)
     1,000,000  Swiss Franc ..................... 12/5/02              (597,628)
     7,500,000  Swiss Fran ...................... 1/13/03            (4,487,487)
     2,000,000  Swiss Franc ..................... 2/10/03            (1,197,711)
     3,300,000  Swiss Franc ..................... 3/20/03            (1,978,573)
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $137,832,837) ..................                 $(134,556,292)
                                                                  =============


                         SEE NOTES TO FINANCIAL STATEMENTS
============================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002



ASSETS
   Investments, at value (Cost $704,889,442)
      SEE ACCOMPANYING SCHEDULE ................................... $965,221,469
   Cash and foreign currency (Cost $472,284) ......................      472,284
   Net unrealized appreciation of forward
      exchange contracts (Note 1) .................................    3,267,409
   Receivable for Fund shares sold ................................    2,934,920
   Dividends and interest receivable ..............................    1,422,635
   Receivable for investment securities sold ......................       54,600
   Prepaid expense ................................................       17,678
                                                                    ------------
      TOTAL ASSETS ................................................  973,390,995
                                                                    ------------

LIABILITIES
   Payable for Fund shares redeemed .................. $1,349,389
   Investment advisory fee payable (Note 2) ..........    655,380
   Transfer agent fees payable (Note 2) ..............     39,057
   Administration and accounting fees
      payable (Note 2) ...............................     26,669
   Custodian fees payable (Note 2) ...................      6,951
   Accrued expenses and other payables ...............     83,378
                                                       ----------
      TOTAL LIABILITIES ...........................................    2,160,824
                                                                    ------------

 NET ASSETS ....................................................... $971,230,171
                                                                    ============

NET ASSETS CONSIST OF
   Undistributed net investment income. ........................... $     33,092
   Accumulated net realized gain on securities,
      forward exchange contracts and
      foreign currencies ..........................................   11,838,123
   Net unrealized appreciation of securities,
      forward exchange contracts, foreign currencies
      and net other assets ........................................  263,599,101
   Par value ......................................................        4,034
   Paid-in capital in excess of par value .........................  695,755,821
                                                                     -----------
      TOTAL NET ASSETS ............................................ $971,230,171
                                                                    ============

NET ASSET VALUE, offering and redemption price per share
   ($971,230,171 / 40,337,815 shares of common stock
   outstanding) . .................................................       $24.08
                                                                          ======



                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  STATEMENT OF OPERATIONS

For the Year Ended March 31, 2002





INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $68,966) ........ $13,312,695
   Interest .......................................................   2,009,505
                                                                    -----------
      TOTAL INVESTMENT INCOME .....................................  15,322,200
                                                                    -----------
EXPENSES
   Investment advisory fee (Note 2) .................. $12,020,156
   Administration and accounting fees (Note 2) .......     334,695
   Transfer agent fees (Note 2) ......................     334,615
   Custodian fees (Note 2) ...........................     106,974
   Directors' fees and expenses (Note 2) .............      62,808
   Legal and audit fees ..............................      49,331
   Other .............................................     206,848
                                                       -----------
      TOTAL EXPENSES ..............................................  13,115,427
                                                                    -----------
NET INVESTMENT INCOME .............................................   2,206,773
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ..................................................  15,090,033
      Forward exchange contracts ..................................   8,927,404
      Foreign currencies and net other assets .....................     (14,112)
                                                                    -----------
   Net change in realized gain on investments during the year .....  24,003,325
                                                                    -----------
   Net change in unrealized appreciation (depreciation) of:
      Securities ..................................................   22,114,416
      Forward exchange contracts ..................................  (6,749,901)
      Foreign currencies and net other assets .....................        (746)
                                                                    -----------
   Net change in unrealized appreciation (depreciation)
      of investments during the year ..............................  15,363,769
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ...................  39,367,094
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................... $41,573,867
                                                                    ===========




                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  STATEMENTS OF CHANGES IN NET ASSETS



                                                         YEAR           YEAR
                                                         ENDED          ENDED
                                                        3/31/02        3/31/01
                                                     ------------  ------------
Net investment income .............................. $  2,206,773  $  3,647,325
Net realized gain on securities, forward
   exchange contracts and currency
   transactions during the year ....................   24,003,325    27,659,748
Net change in unrealized appreciation
   (depreciation) of securities, forward
   exchange contracts, foreign currencies
   and net other assets during the year ............   15,363,769    92,124,816
                                                     ------------  ------------
Net increase in net assets resulting from
   operations ......................................  41,573,867    123,431,889
DISTRIBUTIONS:
   Dividends to shareholders from net
      investment income ............................   (3,090,091)   (3,875,392)
   Distributions to shareholders from net
      realized gain on investments .................  (34,482,729)  (40,530,140)
Net increase (decrease) in net assets
   from Fund share transactions (Note 4) ...........    6,825,973   (24,561,664)
                                                     ------------  ------------
Net increase in net assets .........................   10,827,020    54,464,693
NET ASSETS
Beginning of year ..................................  960,403,151   905,938,458
                                                     ------------  ------------
End of year (including undistributed
   net investment income of $33,092 and
   $1,278,796, respectively) ....................... $971,230,171  $960,403,151
                                                     ============  ============



                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year.


                                            YEAR       YEAR       YEAR        YEAR         YEAR
                                            ENDED      ENDED      ENDED       ENDED        ENDED
                                           3/31/02    3/31/01    3/31/00     3/31/99      3/31/98
                                           --------   --------   --------   ----------   ----------
Net asset value, beginning of year .......   $23.95     $21.87     $22.40       $23.04       $16.22
                                             ------     ------     ------       ------       ------
Income from investment operations:
Net investment income (a) ................     0.06       0.11       0.27         0.12         0.11
Net realized and unrealized gain
   (loss) on investments .................     1.05       3.15       0.01        (0.37)        7.31
                                             ------     ------     ------       ------       ------
      Total from investment
        operations .......................     1.11       3.26       0.28        (0.25)        7.42
                                             ------     ------     ------       ------       ------
DISTRIBUTIONS:
   Dividends from net investment
      income .............................    (0.08)     (0.10)     (0.28)       (0.14)       (0.17)
   Distributions from net realized
      gains ..............................    (0.90)     (1.08)     (0.53)       (0.25)       (0.43)
                                             ------     ------     ------       ------       ------
      Total distributions ................    (0.98)     (1.18)     (0.81)       (0.39)       (0.60)
                                             ------     ------     ------       ------       ------
Net asset value, end of year .............   $24.08     $23.95     $21.87       $22.40       $23.04
                                             ======     ======     ======       ======       ======
Total return (b) .........................    4.75%     14.81%      1.24%      (1.09)%       46.14%
                                             ======     ======     ======       ======       ======
Ratios/Supplemental Data:
Net assets, end of year (in 000s) ........ $971,230   $960,403   $905,938   $1,078,214   $1,011,238
Ratio of operating expenses to
   average net assets (c) ................    1.36%      1.36%      1.37%        1.39%        1.39%
Ratio of net investment income
   to average net assets .................    0.23%      0.40%      1.13%        0.55%        0.69%
Portfolio turnover rate ..................       6%        10%        19%          16%           6%

------------------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999 and 1998 were $0.12 and $0.11, respectively.
(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999 and 1998 were 1.40% and 1.41%, respectively.





                         SEE NOTES TO FINANCIAL STATEMENTS
================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD  EXCHANGE  CONTRACTS  The Fund has entered  into  forward  exchange
contracts  for  non-trading   purposes  in  order  to  reduce  its  exposure  to
fluctuations in foreign currency exchange on its portfolio holdings. Forward


================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker. For the year ended March 31, 2002, the Fund reimbursed Tweedy, Browne Company LLC $1,194 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

differences and differing characterization of distributions made by the Fund.

     The character of distributions paid on a tax basis during December 2001 for fiscal year 2002 and December 2000 for fiscal year 2001 is as follows:
                                           2002                2001
Distributions paid from:
      Investment income                     $  3,090,091         $  3,875,392
      Short-term capital gain                 10,130,616            8,156,116
                                            ------------         ------------
           Ordinary income                    13,220,707           12,031,508

      Long-term capital gain                  24,352,113           32,374,024
                                            ------------         ------------
           Total Distributions              $ 37,572,820         $ 44,405,532
                                            ============         ============
     As of March 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income               $          0
Undistributed realized gains                  13,465,313
Unrealized appreciation                      257,015,148
                                            ------------
                                            $270,480,461
                                            ============
     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.
     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.   INVESTMENT   ADVISORY   FEE,   OTHER   RELATED   PARTY   TRANSACTIONS   AND
     ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $37.0 million, as of March 31, 2002, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                    FEES ON ASSETS - (4/1/2001 - 6/30/2001)
                             ---------------------------------------------------

                                                    BETWEEN
                                                 $500 MILLION
                                     UP TO            AND          EXCEEDING
                                 $500 MILLION     $1 BILLION      $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%           0.04%           0.02%
--------------------------------------------------------------------------------
                                     UP TO           EXCEEDING
                                 $100 MILLION      $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                      0.03%             0.01%
--------------------------------------------------------------------------------

                                    FEES ON ASSETS - (7/1/2001 - 3/31/2002)
                             ---------------------------------------------------
                                          BETWEEN       BETWEEN
                                       $500 MILLION   $1 BILLION
                           UP TO            AND           AND       EXCEEDING
                       $500 MILLION     $1 BILLION    $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%           0.04%          0.02%       0.015%
--------------------------------------------------------------------------------
                                          BETWEEN       BETWEEN
                                       $100 MILLION   $2 BILLION
                           UP TO            AND           AND       EXCEEDING
                       $100 MILLION     $2 BILLION    $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees            0.03%           0.01%        0.0075%       0.006%
--------------------------------------------------------------------------------



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. Prior to November 1, 2001, the Company paid each director who was not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates ("Non-Interested Director") $16,000 per annum plus $1,000 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses. Effective November 1, 2001, the Company pays each Non-Interested Director $50,000 annually to be paid quarterly in $12,500 increments plus out-of-pocket expenses for their services as directors. The annual fee of $50,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne Global Value Fund.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31 2002, aggregated $72,473,127 and $49,335,674, respectively.

     At March 31 2002, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $301,160,291 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $44,145,143.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  NOTES TO FINANCIAL STATEMENTS

                    ------------------------------------------------------------
                         YEAR ENDED 3/31/02              YEAR ENDED 3/31/01
                    ------------------------------------------------------------
                      SHARES         AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold                  9,109,841   $ 218,526,882     11,242,103    $ 265,268,571
Reinvested            1,478,796      34,529,868      1,635,876       40,935,195
Redeemed            (10,356,938)   (246,230,777)   (14,199,054)    (330,765,430)
--------------------------------------------------------------------------------
Net Increase (Decrease) 231,699   $   6,825,973     (1,321,075)   $ (24,561,664)
--------------------------------------------------------------------------------

5.   FOREIGN SECURITIES
     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT
     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2001, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the value of one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2002, the Company did not borrow, on behalf of the Fund, under the Agreement.



================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne American Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                        [GRAPHIC OMITTED]
                                        ERNST AND YOUNG LLP

Boston, Massachusetts
May 6, 2002

================================================================================

TWEEDY, BROWNE AMERICAN VALUE FUND

  OTHER INFORMATION (UNAUDITED)

YEAR ENDED MARCH 31, 2002

1.   TAX INFORMATION

      For the fiscal year ended March 31, 2002, the amount of long-term capital gain designated by the Fund was $24,352,113, which is taxable as a 20% rate gain for Federal income tax purposes.
      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2002, 56.68% qualify for the dividend received deduction available to corporate shareholders.

2.   DIRECTORS AND OFFICERS INFORMATION

     Information pertaining to the Directors and officers* of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Fund's shareholders. You can find more information about the Directors in the Statement of Additional Information, which is available free of charge by calling 1-800-432-4789.


                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                         DISINTERESTED DIRECTORS

Bruce A. Beal                 8 years      Partner and officer,                 2             None
The Beal Companies                         The Beal Companies
177 Milk Street                            (real estate development
Boston, MA 02109                           and investment companies);
Age: 66, Director                          Real estate consultant
----------------------------------------------------------------------------------------------------------
Paul F. Balser                1 year       Partner, Generation                  2            Director,
Ironwood Partners                          Partners (private equity                          Stillwell
230 Park Avenue                            investments); Partner,                        Financial, Inc.;
New York, NY 10169-1450                    Ironwood Partners, LLC                          Director, The
Age: 60, Director                          (private equity investments),                 Carbide/Graphite
                                           since December, 2001                             Group, Inc.
----------------------------------------------------------------------------------------------------------



================================================================================

  OTHER INFORMATION (UNAUDITED)

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                   DISINTERESTED DIRECTORS (CONTINUED)

Anthony H. Meyer              4 years      Retired since 1987                   2              None
c/o Tweedy, Browne
Company LLC
350 Park Avenue
New York, NY 10022
Age: 71, Director
----------------------------------------------------------------------------------------------------------
Richard B. Salomon            7 years      Partner Salans,                      2              None
Salans Hertzfeld Heilbronn                 Hertzfeld, Heilbronn,
Christy & Viener                           Christy & Viener
620 Fifth Avenue                           (law firm)
New York, NY 10020
Age: 54, Director
----------------------------------------------------------------------------------------------------------

                                          INTERESTED DIRECTOR 2


Christopher H. Browne 3       9 years      Managing Director                    2           Director,
Tweedy, Browne                             Tweedy, Browne                                   American
Company LLC                                Company LLC                                      Atlantic
350 Park Avenue                                                                              Company
New York, NY 10022
Age: 55
Chairman and President
----------------------------------------------------------------------------------------------------------

                                      OFFICERS WHO ARE NOT DIRECTORS

William H. Browne 3           9 years      Managing Director                   N/A             N/A
Tweedy, Browne Company LLC                 Tweedy, Browne
350 Park Avenue                            Company LLC
New York, NY 10022
Age: 57
Vice President and
Treasurer
----------------------------------------------------------------------------------------------------------




================================================================================

  OTHER INFORMATION (UNAUDITED)

                                                                            NUMBER OF
                                                                          PORTFOLIOS IN      OTHER
                              TERM OF                                          FUND       TRUSTEESHIPS/
                             OFFICE AND                                       COMPLEX     DIRECTORSHIPS
 NAME, ADDRESS, AGE AND      LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN BY       HELD BY
POSITION(S) WITH COMPANY    TIME SERVED 1   DURING PAST 5 YEARS              DIRECTOR       DIRECTOR
----------------------------------------------------------------------------------------------------------

                                OFFICERS WHO ARE NOT DIRECTORS (CONTINUED)

M. Gervase Rosenberger        9 years      Executive Vice                      N/A             N/A
Tweedy, Browne Company LLC                 President Tweedy,
350 Park Avenue                            Browne Company LLC
New York, NY 10022
Age: 51
Chief Operating Officer,
Vice President and
Secretary
----------------------------------------------------------------------------------------------------------
John D. Spears                9 years      Managing Director                   N/A             N/A
Tweedy, Browne Company LLC                 Tweedy, Browne
350 Park Avenue                            Company LLC
New York, NY 10022
Age: 54
Vice President
----------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
1 Directors and Officers will serve for an indefinite term until the earliest of their: (i) removal, (ii) resignation or (iii) death.
2 "Interested person" of the Company as defined in the Investment Act of 1940. Mr. Christopher H. Browne is an "interested person" because of his affiliation with Tweedy, Browne Company LLC, which acts as the Company's investment adviser and distributor.
3  Mr. Christopher Browne and Mr. William Browne are brothers.



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                            TWEEDY, BROWNE FUND INC.
                          350 Park Avenue, NY, NY 10022
                                  800-432-4789
                                 www.tweedy.com